Exhibit 99.1 2024 Sustainability Report

Forward-Looking Statements Statements made in this report that are not statements of historical or current facts, such as those related to Premier's ability to advance its growth strategies and develop innovations for, transform and improve healthcare, the intended or expected performance or utility of Premier's products and services, and Premier's ability to advance environmental, social and/or governance plans or initiatives and the intended or expected benefit to Premier or its stakeholders from those plans or initiatives, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to risks and uncertainties, many of which are outside Premier’s control. More information on risks and uncertainties that could affect Premier’s business, achievements, performance, financial condition and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those sections of Premier’s Form 10-K for the year ended June 30, 2024, and subsequent Quarterly Reports on Form 10-Q. Premier's periodic and current filings with the SEC are made available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. All metrics in this report are based on internal company data and estimates unless otherwise noted.

Table of Contents 00 Introduction 00 Introduction 4 Letter from Our President and CEO 5 01 Improving About Us 6 Community Health Our Approach to Sustainability 8 About This Report 10 02 FY2024 Highlights 11 Ethics And Compliance Awards and Recognition 12 01 Improving Community Health 13 03 Improving Patient Outcomes and Lowering Costs 14 Our People And Culture Advocacy to Improve Community Health 16 Improving Health Through Community Development 17 04 02 Ethics and Compliance 20 Responsible Supply Chain Corporate Governance 21 Enterprise Risk Management and Business Continuity 23 05 Cybersecurity Risk Management and Data Privacy 24 Environmental Political Contributions 26 Stewardship 03 Our People and Culture 27 06 Our People First Philosophy 28 Appendix Benefits and Compensation 29 Talent Management and Development 30 Employee Health and Safety 32 Diversity, Equity, Inclusion and Belonging 32 04 Responsible Supply Chain 35 Ethical Standards 36 Product Quality and Safety 37 Drug Shortages and Traceability 38 Environmental Sustainability in Procurement 38 Supplier Diversity 39 Direct Sourcing 40 Supply Chain Resiliency and Disaster Response 41 05 Environmental Stewardship 42 Addressing Climate Change 43 Facilities Management 44 06 Appendix 45 Sustainability Data Table 46 SASB Index 48 TCFD Index 52 SDG Index 56 ESG Materiality Assessment Definitions 58 Citations and Footnotes 59 3

00 INTRODUCTION At Premier, we’re reinventing the next generation of healthcare, using every tool in our arsenal to improve health outcomes and lower costs. > Letter from Our President and CEO > About Us > Our Approach to Sustainability > About This Report > FY2024 Highlights > Awards and Recognition

LETTER FROM OUR PRESIDENT AND CEO



On behalf of Premier's employees and our Board of Directors, I am delighted to present Premier's 2024 Sustainability Report, a testament to our ongoing commitment to environmental stewardship, social responsibility and governance excellence.

Environmental, social and governance (ESG) practices are core to who we are as a company and incorporated into our mission to improve the health of communities. Together with our values, ESG practices are the guideposts we use to ensure that our strategy to deliver long-term growth and value also results in a positive and sustainable impact. Moreover, our approach guides how we empower our members, customers and other stakeholders to deliver better healthcare, advance social responsibilities and improve environmental stewardship.

As we navigate a rapidly evolving world, sustainability remains an important part of our strategic vision and operational practices. The purpose of this report is to highlight the numerous ways ESG practices are integrated into our business and how they enable us to better support our members and other stakeholders, including the communities we serve.

Premier's commitments to business ethics begin at the highest level of our company. Transparent and ethical governance is fundamental to our operations. Premier's business ethics are guided by our Board, which sets exacting standards for our employees, contractors, suppliers, members, customers and directors. Based upon our philosophy regarding the importance of sound corporate governance, Premier was named one of the World's Most Ethical Companies by the Ethisphere® Institute for the 17th consecutive year. Our track record of 100 percent employee education and rigorous compliance with our ethical code of conduct reflects our commitment to integrity and meeting the highest ethical standards.

Premier is leading efforts to extend high-quality healthcare to underserved communities. Through Premier's industry-leading collaboratives, we partner with healthcare professionals to help solve critical challenges, including addressing health inequities and gaps in care delivery. By leveraging a proven collaborative model — connecting people, data and knowledge — we help create and implement efficient, effective and sustainable models for success in an evolving industry. Of particular note, Premier's Health Equity Collaborative spent fiscal 2024 helping providers assess their baseline performance across a range of indicators, leveraging educational webinars, peer networking and data analysis to address the root causes of inequitable outcomes, including food insecurity, housing instability and inadequate access to transportation.

Premier gives back to communities via volunteering, financial support and employee expertise. Premier's volunteer efforts support several organizations local to our headquarters in Charlotte, North Carolina, that address social impact initiatives such as health equity, food insecurity, homelessness and mental health. In fiscal 2024, employees donated more than 1,200 hours of their time and strategic expertise to provide leadership support as mentors, committee members or board members to nonprofits that advance community health. In addition, through our Cares Award program, Premier donated $100,000 to CourageLIVES, a community-based, comprehensive support system for those affected by human trafficking, exploitation, sexual/domestic violence and other abuses, and, together with our employees, donated a total of $187,816 to charitable organizations worldwide through our Social Responsibility Program, including support for disaster relief after the Maui wildfires and humanitarian support within the Middle East.

Premier is committed to health and wellness solutions for a diverse world. Our diversity, equity, inclusion and belonging (DEIB) program focuses on a two-pronged approach: (1) developing talent with a greater diversity of thought and perspectives; and (2) multiplying our efforts by harnessing the collective power of our members. In fiscal 2024, Premier's DEIB indicators scored above global benchmarks for inclusion and belonging. As a result, Premier was recognized by Newsweek for its commitment to creating a diverse and inclusive workforce and fostering a culture rich with unique perspectives and experiences, and was designated a Certified Age-Friendly Employer in recognition of our policies and practices around age 50+ workers on an age-friendly or age-neutral basis. In addition, Premier continued to diversify our group purchasing contract portfolio, growing the number of contracts with diverse and small business suppliers (SBEs).

Premier is committed to sourcing safe, effective, high-quality products. Premier actively strives to drive business toward environmentally friendly suppliers. As part of that commitment, Premier collects a host of data points to help members pinpoint and avoid products that may contain potentially harmful chemicals or other environmentally damaging components - information that is available before purchasing decisions are made. In addition, we vet suppliers' safety and regulatory compliance records as part of our bid process.

Premier strives to reduce our environmental impact. Premier continually works toward sustainable operations, as demonstrated by our environmental policy, adopted in calendar 2022, as well as our commitment to the White House/Department of Health and Human Services' *Health Sector Climate Pledge* that aims to reduce healthcare's carbon footprint by 50 percent by 2030.

We also continued to assess our greenhouse gas (GHG) emissions to baseline our carbon footprint for Scope 1 and 2 GHG emissions. As part of our ongoing focus to minimize our environmental impact, we are committed to taking measured steps to continue to advance our environmental efforts.

We continue to strengthen our risk management and data privacy programs. Managed directly by our Board, our risk-management and data security programs are backed by robust plans designed to minimize disruptions and ensure privacy protections in the event of a natural disaster, cyber-attack or other emergency. Business continuity and infrastructure recovery capabilities are validated through security drills, third-party audits, cyber maturity assessments and mock event drills designed to ensure adherence to Premier's high standards of excellence. New in fiscal 2024, Premier's Digital Risk and Compliance team incorporated an artificial intelligence (AI) standards and expectations section within our GPO supplier agreements and implemented a new internal generative AI policy, which requires approval of any AI tool before employee use. We will continue to review and update the standards and our approach to AI to help ensure safe integration of this technology into our business.

As we look to the future, Premier is committed to integrating sustainability into every aspect of our business consistent with our strategic business plans to create stockholder value. We recognize that achieving our sustainability objectives requires collaboration and engagement with our stakeholders, including partners, customer and employees. Together, we can drive positive change and create a sustainable future for generations to come.

I want to express my sincere gratitude to our dedicated employees, partners and stakeholders for your continued support and commitment. Your engagement and feedback are invaluable as we strive to lead with purpose and integrity.

Thank you for being a part of our journey toward a more sustainable and equitable world. Together, we will continue to make a Premier impact on the health of communities.

Sincerely,

Michael J. Alkire
President and CEO
October 21, 2024

About Us Premier at a Glance Premier is a leading healthcare improvement 00 company uniting an alliance of more than Introduction 4,350 U.S. hospitals and health systems 01 and approximately 325,000 other providers Improving Community Health and organizations to transform healthcare from the inside out. With integrated data 02 Ethics And and analytics, collaboratives, supply chain Compliance solutions, and consulting and other services, 03 we enable better care and outcomes Our People And Culture at lower costs. We play a critical role in 04 the rapidly evolving healthcare industry Responsible Supply Chain collaborating with members, suppliers and other stakeholders to co-develop long-term 05 Environmental innovations that reinvent and improve the way Stewardship care is delivered to patients nationwide. 06 Committed to Appendix Significant Footprint and Scale Making a Difference Transforming healthcare is more than our vision – it’s in our DNA. At Premier, we’re U.S. dedicated to ensuring better healthcare and Hospitals making a positive impact on society. and ~325K Our mission is to improve the health of Health Other Providers >4,350 communities. We enable our member Systems and Organizations healthcare providers and other customers to deliver higher-quality healthcare by leveraging our data and analytics capabilities, resulting in improved health outcomes and lower costs. Data on % >45 >$84B of U.S. Hospital Discharges in Annual Group Purchasing Volume 6 As of CY2023

00 Introduction 01 MISSION Improving Community Health 02 Ethics And To improve the health Compliance of communities. 03 Our People And Culture 04 Responsible Supply Chain VISION 05 Environmental Stewardship Through the collaborative 06 Appendix power of the Premier alliance, we will lead the transformation to high-quality, cost-effective healthcare. VALUES Focus on People Innovation Integrity Passion for Performance 7

Our Sustainability Principles Sustainability is woven throughout our mission, culture and business practices. 00 Introduction 01 Improving Community Health Improving Community Health Our mission is to improve the health of communities. We enable our member healthcare providers and other customers to deliver higher-quality healthcare 02 Ethics And by leveraging our data and analytics capabilities, resulting in improved health Compliance outcomes and lower costs. 03 Our People And Culture Ethics and Compliance We are committed to strong corporate governance, ethical behavior and 04 Responsible responsible business practices that build trust and promote the long-term Supply Chain interests of our stakeholders. 05 Environmental Stewardship Our People and Culture To effectively transform healthcare, we aim to build high-performing 06 Appendix individuals, leaders and teams through a People First culture, living our core values while maintaining high engagement and retention. Responsible Supply Chain We help our members deliver better healthcare and outcomes at a lower cost for patients they serve by increasing the quality, efficiency, sustainability and Our Approach to Sustainability resiliency of the healthcare supply chain and leveraging our industry-leading Premier’s sustainability strategy reflects the intersection of our mission to improve the health of technology capabilities powered by one of the nation’s largest repositories of communities and our business strategy anchored in revolutionizing healthcare. Our approach clinical, operational and financial data. is centered on the environmental, social and governance (ESG) topics most critical to our stakeholders and guides how we aim to make a positive impact for our communities, employees, Environmental Stewardship partners, suppliers and the environment – collectively, the power of the Premier impact. We We both pursue eco-friendly practices throughout our operations and advance believe that our long-term financial success and our sustainability strategy are interdependent solutions to help our members minimize their environmental footprints. and start with our unique culture – one that is committed to making a difference in all that we do. Creating Sustainable Value Our core sustainability principles are embedded in how we operate and empower our members and other customers to deliver better healthcare, advance social responsibilities and improve environmental impacts. Our execution upon these principles reinforces our commitment to achieving our goals of creating long-term value for our stakeholders, achieving sustainable business success and, ultimately, improving the health of our communities. 8

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

Identifying Our Priorities

Materiality Assessment

In FY2022, we identified the material non-financial factors designated by our business and our stakeholders as important for Premier's long-term success and positive impact. The findings from our assessment continue to guide our strategic deployment of resources companywide and refinements of our programs as needed. We plan to refresh this analysis periodically as needed based on the evolution of our business.

Please see the Appendix for a complete list of definitions for these 24 high-priority sustainability factors.

Stakeholder Engagement

We believe that creating value for all stakeholders – both internal and external – is critically important for our long-term business success. To better understand our stakeholders' feedback, we actively engage and consult with individuals, groups and organizations that are impacted by our business operations. Their collective input helps inform the Board of Directors (Board) and executive team's strategy for identifying and managing our sustainability priorities, risks and opportunities.

We interact with a wide range of stakeholders on a regular basis, including investors, customers, suppliers, community members, regulators and nonprofit organizations. We value stakeholder views and insights and believe that ongoing positive, multidirectional conversation builds informed relationships that promote transparency and accountability.

As part of our overall stewardship engagement efforts, we meet with stockholders to discuss our sustainability practices and initiatives. We develop a proactive stockholder outreach program on an annual basis, structured based on the periods between our annual stockholder meetings. Our stockholder engagement team includes a director who sits on both the Compensation Committee and Nominating and Governance Committee of the Board of Directors as well as management from finance, human resources and investor relations. Since our 2023 Annual Meeting of Stockholders, we engaged in outreach to stockholders representing nearly a majority of our outstanding shares of common stock as of March 2024 (the reference for our most recent outreach program), leading to meetings with holders of more than a third of those outstanding shares. These recent and past stockholder engagement meetings have helped shape our thoughts on our compensation principles, programs and governance practices as well our our related disclosures.

Learning from Our Stakeholders

Healthcare Provider Members and Other Customers

Engagement Methods

Industry Conferences, Newsletters, Surveys, Forums and Advisory Groups

Sustainability Topics

Product Quality and Safety, Climate Change and Environmental Risks, Supply Chain Resiliency and Diversity, Customer Privacy, and Business Continuity

Group Purchasing Organization and Direct Sourcing Suppliers

Engagement Methods

Committee Gatherings, Industry Conferences and In-Person Meetings

Sustainability Topics

Sustainable Sourcing, Supply Chain Diversity, Environmental Considerations, Human Rights and Cybersecurity

Employees

Engagement Methods

Ongoing Surveys, Newsletters, Employee Resource Groups and Team Meetings

Sustainability Topics

Workplace Flexibility; Benefits; Diversity, Equity, Inclusion and Belonging; and Professional Development

Community Members And Nonprofits

Engagement Methods

Meetings, Networking Events, Partnerships, Surveys, Philanthropic Support and Employee Volunteerism

Sustainability Topics

Healthcare Improvements, Economic Empowerment and Health Equity

Investors

Engagement Methods

Industry Conferences, Earnings Calls, One-On-One Meetings and Website Disclosures

Sustainability Topics

Climate Change, Cybersecurity And Data Privacy, Executive Compensation and Board Composition, Talent Management, and Employee Diversity

Regulators And Advocates

Engagement Methods

In-Person Meetings And Written Communication With Legislators, Regulators and Key Government Decision-Makers

Sustainability Topics

Healthcare Policies and Regulations

9

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Governance Sustainability

Our Board and its standing committees work closely with our executive leadership team to oversee effective governance of the environmental and social risks inherent in our business model and industry.

The Nominating and Governance Committee (NGC) has primary responsibility for ESG oversight, and periodically reports and makes recommendations to the full Board regarding ESG-related matters.

Sustainability Oversight

Board of Directors

All enterprise risk management of ESG-related areas (strategic, operational, financial, legal, information technology and reputational).

Board of Committees

Nominating and Governance

Oversight of corporate governance and primary oversight of ESG programs and policies, progress towards goals, external disclosures and reporting, and stockholder concerns, emerging issues and providing periodic updates and recommendations to the Board.

Audit and Compliance

Oversight of financial, legal and regulatory compliance, including cybersecurity and ethical risks, and review of any required disclosures of ESG-related metrics.

Compensation

Oversight of human capital management as well as our diversity, equity, inclusion and belonging (DEIB) initiatives, including compensation programs and policies relating to ESG matters.

Management Responsibilities

ESG Steering Committee

Key role in championing and governing our overall sustainability strategy and priorities. Composed of cross-functional leaders, including six members of the executive leadership team, who meet quarterly to develop and drive Premier's sustainability objectives. The ESG Steering Committee provides periodic updates to the NGC on our sustainability program emerging trends and stakeholder engagement.

About This Report

This report covers the progress of our sustainability strategy and initiatives during our fiscal year ending June 30, 2024 (FY2024). We have aligned our report with the Sustainability Accounting Standards Board (SASB) Standards — now part of the International Financial Reporting Standards Foundation — related to Health Care Distributors and to relevant topics from the Medical Equipment and Supplies and the Software and IT Services industries. We also identified several UN Sustainable Development Goals (SDGs) that we believe are supported by our business activities and key priority areas.

Unless otherwise noted, all quantitative company data provided throughout this report covers FY2024, reflecting data for the period from July 1, 2023, through June 30, 2024. Some information corresponds to the calendar year period of Jan. 1, 2023, through Dec. 31, 2023 (CY2023), and is noted as such. We have also included certain subsequent initiatives that occurred after the end of FY2024 and have noted them as such. Throughout the report, we also guide readers to additional sources of information on our corporate website, in our SEC filings and on other websites for convenience.

Please note that footnotes and citations are provided in the *Appendix* section of this report.

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FY2024 HIGHLIGHTS

Improving Community Health

$187,816
Donated through our Social Responsibility Program, plus
$100K
for our Premier Cares Award.

*Named **Blazer winner of the 2024 Charlotte Inno Fire Awards in the Health Care category** for advancing health equity and access to care for diverse patient populations across the U.S.*

*Advocated for federal policies to address **underlying social and economic inequities and reduce healthcare's carbon footprint.***

Ethics and Compliance

Named one of the World's Most Ethical Companies®
17th
consecutive year

2024 WORLD'S MOST ETHICAL COMPANIES® ETHISPHERE™

Benchmarked our ethics and compliance program through an independent third party.

44% *directors reported as racially/ethnically diverse.*

Our People and Culture

77^
Achieved an employee engagement score of 77, above the global benchmark score of 74.

*Introduced Business Resource Groups (BRGs) to gather **individuals with similar expertise and further incorporate DEIB into our business strategy.***

***Enhanced** employee benefits for family support, financial well-being, professional development and healthy living.*

Responsible Supply Chain

***Grew diverse and small-business contracts** in our group purchasing organization (GPO) contract portfolio.*

*President and CEO, Mike Alkire, appointed to the **Supply Chain Working Group** for the National Academies of Medicine Action Collaborative on Decarbonizing the U.S. Health Sector.*

Environmental Stewardship

*Continued to streamline our **Scope 1 and 2** greenhouse gas assessments.*

*Began assessing **relevance and materiality of Scope 3 emission categories.***

*Commenced **climate resilience planning efforts.***

2024 World’s Most U.S. News & World Report ® Ethical Companies Healthiest Employers Premier and Honoree by Best Companies of Greater Charlotte by ® Ethisphere our leaders were to Work for Charlotte Business Journal recognized in many st 2023 - 2024 2023, 1 Place ways this past year, th 17 and we are proud to consecutive year share a few awards Healthiest 100 Workplaces in America’s Greatest ® and recognitions here. America by Healthiest Employers Workplaces for Diversity 2024 by Newsweek To learn more, please st 2023, 1 Place see the Awards and Recognition section of our website. Cigna Healthy Workforce Best in KLAS for Designation™ Gold Level Recipient Value-Based Care Consulting 2023 2024 AWARDS AND RECOGNITION

01 IMPROVING COMMUNITY HEALTH Our mission is to improve the health of communities. We enable our member healthcare providers and other customers to deliver higher-quality care by leveraging our data and analytics capabilities, resulting in improved health outcomes and lower costs. > Improving Patient Outcomes and Lowering Costs > Advocacy to Improve Community Health > Improving Health Through Community Development

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

We aim to lead the transformation to high-quality, cost-effective healthcare by supporting care for people who have been historically marginalized using a multifaceted approach that incorporates our business solutions, healthcare advocacy and community development efforts.

Premier continues to evolve to address changing health industry dynamics and provider needs.

Improving Patient Outcomes and Lowering Costs

Premier plays a critical role in the rapidly evolving healthcare industry by collaborating with members to co-develop long-term innovations that reinvent and improve the way care is delivered to patients nationwide. With our differentiated combination of integrated data and analytics, collaboratives, supply chain capabilities, and advisory and other services, we believe that we are uniquely positioned to enable better care and outcomes and improve the overall patient experience at a lower cost.

Advancing Health Outcomes Through Research, Collaboration and Innovation

Premier believes in the power of collaboration to improve the health of communities. Our members represent many of the country's most progressive and forward-thinking healthcare organizations, whose experience gives us additional insights into industry challenges and innovative best practices that we can share broadly.

Through Premier's industry-leading strategic collaboratives, we partner with hospitals, health systems, clinically integrated networks and healthcare professionals to help solve the critical problems they face. By leveraging a proven collaborative model – connecting people, data and knowledge – we help create and implement efficient, effective and sustainable methods for success in a dynamically evolving industry.

Premier's Strategic Collaboratives

100 Top Hospitals®
Focuses on sharing, comparing and improving performance to achieve the highest standards of care.

Bundled Payment
Assists hospitals and health systems to provide consistent and sustainable high performance.

Health Equity
Supports efforts to reduce health disparities in local communities.

Perinatal Performance Improvement
Aims to transform the quality, safety and cost of maternal and infant health using analytics.

Population Health Management
Helps provider organizations strategically design, build and execute effective value-based payment and care delivery strategies.

Physician Enterprise
Blends data sharing, transparency, policy advocacy, shared learning and cohorts to advance the needs of health systems.

14

Spotlight

Advancing Health Outcomes through Research, Collaboration and Innovation

Supporting the Health of Historically Underserved Patients

Collectively leading the way in improving the delivery of care for all patients is paramount. Premier's Health Equity Collaborative helps member healthcare organizations not only meet the new Centers for Medicare & Medicaid Services (CMS) mandates but also influence future policy through innovative analytics, assessments and knowledge sharing. Through this collaborative, efforts are focused on providing data our members need to address the health equity issues pertinent to the communities they serve. Health Equity Collaborative members participate in a baseline assessment, educational webinars, peer networking and data analysis to address the root causes of inequitable health-related outcomes, such as food insecurity, housing instability and inadequate access to transportation.

At Premier, we understand that truly transforming the health of communities requires a collaborative group of healthcare leaders unified in understanding how social drivers affect the quality of patient care. With detailed knowledge of the needs of underserved populations, members can make positive changes to improve equitable health outcomes for all.

Madeleine Biondolillo
Vice President, Academic Initiatives and Strategic Collaboratives

Advancing Health Outcomes through Research, Collaboration and Innovation

Harnessing Healthcare Data to Make Actionable Decisions in Real Time

To strengthen our ability to have a positive impact on community health, we apply our comprehensive PINC AI™ technology and services platform. Our platform houses more than 20 years of quality, cost and operational data points gleaned from more than 45% of U.S. hospital discharges, approximately 2.7 billion hospital outpatient and clinic encounters, and nearly 177 million physician office visits.[1] With a leading network of provider organizations, the PINC AI™ platform accelerates ingenuity and serves as a large-scale innovation catalyst in healthcare through evidence-based and population-based analyses of drugs, devices, treatments, disease states, healthcare economics and clinical outcomes.

Our PINC AI™ solutions deliver robust, real-world data to drive informed decisions that are actionable to improve quality, lower costs, reduce risks and help ensure patient safety.

>20 *years of quality, cost and operational data points*

>45% *of U.S. hospital discharges*

~2.7B *hospital outpatient and clinic encounters*

~177M *physician office visits*

Advancing Health Outcomes through Research, Collaboration and Innovation

Premier Named 2024 Blazer Winner

Premier's PINC AI™ Applied Sciences (PAS) was named the Blazer winner of the 2024 Charlotte Inno Fire Awards in the healthcare category. PAS was recognized for advancing health equity and access to care for diverse patient populations across the U.S. and leading the charge to eliminate disparities in care. For example, working together with our partners, PAS has been applied to increase diversity and equity in clinical trials and to make healthcare safe and equitable for mothers and babies.

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Advocacy to Improve Community Health

Every day, Premier works to shape laws and regulations that reflect our commitment to improving the cost, quality and safety of healthcare and advancing our mission of improving the health of communities. We educate federal lawmakers and the executive branch about our members and business and the issues that affect our industry. Our Government Affairs team based in Washington, D.C., acts as an advocate for our members and the communities they serve.

Our Advocacy Efforts

We pursue our advocacy efforts by meeting with lawmakers and federal administration staff; activating our members to reach out to their lawmakers through our Government Affairs Network, which is composed of executives from our member healthcare providers; and working through our Employee Political Action Committee (PAC). Premier continues to pursue policies outlined in our Advocacy Roadmap for the 118th Congress with a bipartisan, holistic approach to optimizing the value of healthcare, building resiliency healthcare supply chains, tech-enabling healthcare and eliminating gaps in healthcare. The Government Affairs team reports directly to Premier's Board every quarter on its policy focus and progress.

We highlight a selection of notable advocacy initiatives over the past year, as follows.

For more information, please see the Policy section of our website.

Aligning Policies with Environmental Principles

We work to shape federal policies to better prepare hospitals and other providers for the impact of climate change and propel efforts to reduce healthcare's carbon footprint. To this end, Premier continues to work toward fulfilling the Health Sector Climate Pledge launched by the White House and the Department of Health and Human Services (HHS), which commits us to reducing our greenhouse gas emissions by 50% by 2030 and achieving net-zero emissions by 2050. Premier is also advocating for federal policies to support healthcare providers' efforts to reduce their carbon footprints through incentives to drive greener choices. Since the implementation of the Inflation Reduction Act, Premier has educated our members on how they can take advantage of the federal tax credits available to nonprofit healthcare organizations to advance their decarbonization and sustainability efforts. Premier was also instrumental in shaping the Environmental Protection Agency's new ethylene oxide (EtO) emission standards for medical device sterilizers to better balance the need to protect the environment and enhance environmental stewardship by reducing EtO emissions by 90% while preventing medical device shortages and downstream impacts to patient care.

Advancing Health Equity and Social Determinants of Health (SDOH)

Premier is advocating for federal policies to address the underlying social and economic inequities, as well as systemic barriers and biases, that drive disparities in care.

To gain insights into health disparities and effective methods of tackling them, Premier is advancing health equity via standardized data collection and incorporation of SDOH in federal quality measurement programs. Premier has provided recommendations to the HHS Office for Civil Rights on ways to remove barriers that keep people with disabilities from living up to their full potential and accessing federal assistance.

Premier is also working with Congress and other policymakers to advance data-driven policies that help solve poor outcomes and disparities in maternal-infant care. Premier plans to leverage data and outcomes from the HHS Perinatal Improvement Collaborative, calling for research designed to lead to clinical action and broader implementation of evidence-based interventions and treatment models to address maternal mental health.

Expanding Access to Medically Underserved and Vulnerable Populations

During FY2024, Premier was instrumental in advancing legislation that was signed into law that helps bridge the care gap, reduce disparities in care and support healthcare providers' efforts to advance effective home-based care options for underserved communities and populations by:

- Protecting Medicaid disproportionate-share hospital payments to help ensure patients have access to critical community services.
- Extending telehealth flexibilities granted during the pandemic that allow providers to meet patients where they are.
- Extending add-on payments to hospitals that serve rural communities.
- Extending funding for critical public health programs, including community health centers and the National Health Service Corps.

Reducing Risks in the Healthcare Supply Chain

Premier has worked closely with Congress and the Administration to advance policies that create greater resiliency in the supply chain and to develop a more robust national strategy to prepare for and respond to future national public health emergencies. In FY2024, Premier has continued to advocate for additional policies to modernize the nation's supply chain data infrastructure and incentivize domestic manufacturing, among other priorities.

Advancing Technology Adoption to Improve Outcomes and Lower Costs

Premier advocates for policies to advance technology that will enhance patient safety and quality care, facilitate secure and timely communication and data exchange among healthcare stakeholders, and produce actionable and reportable data. Premier is engaged in multiple efforts with Congress and the Administration to promote the principles outlined in our strategic advocacy roadmap for artificial intelligence in healthcare, which call for responsible development and implementation of artificial intelligence tools to empower providers and patients, improve clinical and operational efficiency, and minimize risk.

16

00
Introduction

01
Improving Community Health

02
Ethics And Compliance

03
Our People And Culture

04
Responsible Supply Chain

05
Environmental Stewardship

06
Appendix

Improving Health Through Community Development

In alignment with Premier's mission, we drive coordinated organizational community development initiatives to address the root causes of SDOH disparities, such as social justice, education, nutrition, poverty, maternal health and homelessness. Through financial donations and employee volunteering, we support various nonprofits dedicated to improving community health.

Social Responsibility Program

Since launching our Social Responsibility Program in 1998, Premier employees have supported local and national organizations, global nonprofits and each other through various volunteering efforts and financial donations. Our employee-driven programs support nonprofits through our employee volunteerism, corporate matching, Employee Resource Groups (ERGs) and a monthly Giving Goodwill donation program.

How We Give Back to Our Communities

Employee Volunteering

Each employee is provided up to four hours of paid time off to volunteer quarterly.

For every eight hours an individual employee volunteers during non-work hours, Premier donates $100, up to a maximum of $200 per employee per fiscal year, to the charitable organization.

Corporate Gift Matching

Employees may donate a minimum of $50 to an eligible charitable organization or disaster relief fund to receive a 50% matching gift, up to $2,500 per employee per fiscal year.

ERG Social Responsibility Initiatives

Our ERGs champion efforts to support nonprofits serving those with hardships such as cancer, heart disease, family trauma or child trafficking.

Monthly Giving Goodwill Donations

Employees may contribute through a monthly Giving Goodwill payroll deduction to support an employee-nominated, national healthcare-related charitable organization.

Spotlight

Our Advocacy Efforts

FY2024 Success Milestones

The federal government finalized changes to its collection standards for race and ethnicity data that Premier had weighed in on to better reflect changes in the U.S. population and evolving needs and uses for data.

As called for by Premier, CMS moved forward with the addition of new billing codes for caregiver training and services associated with SDOH.

The HHS Office for Civil Rights finalized a rule that Premier advocated for to protect recipients of federal financial assistance, such as Medicaid and the Children's Health Insurance Program, from being discriminated against on the basis of disability.

Social Responsibility Program

Giving Goodwill Donations

In CY2023, our employees donated to the following employee-nominated, national healthcare-related charitable organizations:

January – The ALS Association

February – American Heart Association

March – Cancer Commons

April – LOVE146

May – Rainbows for All Children

June – Scleroderma Foundation

July – MyGOAL

August – Alveolar Capillary Dysplasia Association

September – National Pediatric Cancer Foundation

October – Scott Hamilton Cares Foundation

November – Wounded Warrior Project®

December – Mercy Ships

Social Responsibility Program

Giving Back With Time and Expertise to Support Community Health

Premier's volunteer efforts support several organizations local to our headquarters in Charlotte, North Carolina, that address social impact initiatives, such as health equity, food insecurity, homelessness and mental health. In particular, many employees donate their time and strategic expertise to provide leadership support as mentors, committee members or board members to nonprofits that advance community health.



17

Improving Health Through Community Development PUTTING OUR MISSION INTO ACTION Our corporate culture is focused on doing our part to directly improve the health of the communities where we live and operate. We believe that our commitment to support nonprofit organizations to help the underserved is a corn erstone of our mission and social responsibility.

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix


2024
CourageLIVES
Bangor, ME
AWARD
WINNER

Premier Cares Award

The Premier Cares Award recognizes stand-alone community organizations and health organizations that are dedicated to helping the medically underserved. The award has been presented each year since 1991, when it was created by Dr. Monroe E. Trout, former CEO of American Healthcare Systems, one of our heritage organizations. This annual award of $100,000 is given to a community organization that is providing creative solutions to improve health for vulnerable populations dealing with hardships such as limited healthcare access, drug abuse, human trafficking or homelessness.

This year, CourageLIVES was awarded with the Premier Cares Award. CourageLIVES provides a community-based, comprehensive support system for those affected by human trafficking, exploitation, sexual/domestic violence and other abuse.

Spotlight

Premier Cares Award

Making a Premier Impact by Giving Back

Premier donated $100,000 for the Premier Cares Award and, together with our employees, donated a total of $187,816 to charitable organizations worldwide through our Social Responsibility Program, including support for disaster relief after the Maui wildfires and humanitarian support within the Middle East. In addition to providing monetary support, our employees volunteered a total of 1,202 hours during FY2024.

Premier Cares Award Winners

2024 - CourageLIVES
A nonprofit program supporting survivors of human trafficking and violence.

2023 - Aging Gracefully
A nonprofit program dedicated to making homes safer for low-income adults over the age of 65.

2022 - The BreakAway
A nonprofit to help women recover from the disease of addiction.

2021 - Community Enhancement Collaboration, Inc.
A nonprofit dedicated to eradicating food insecurity.

2020 - Call to Freedom
A nonprofit focused on navigating a healthy path for victims of human trafficking.

2019 - Lifehouse Maternity Home
A nonprofit for high-risk pregnant women and their babies.

19

02 ETHICS AND COMPLIANCE We are committed to strong corporate governance, ethical behavior and responsible business practices that build trust and promote the long-term interests of our stakeholders. > Corporate Governance > Enterprise Risk Management and Business Continuity > Cybersecurity Risk Management and Data Privacy > Political Contributions

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Premier's Board and executive leadership team play a critical role in promoting and maintaining a culture of integrity.

Corporate Governance

Integrity and trust form the basis of successful business operations and support our business relationships and endeavors. It is of vital importance that we abide by the highest ethical standards, as our continued success depends on adhering to rigorous principles of ethics and legal business practices to fulfill our mission to improve the health of communities and transform healthcare.

Board Oversight

At Premier, integrity is the foundation for all business operations. And it begins at the highest level of our company. Our Board sets high compliance and ethics standards for itself, management and Premier workforce members, including contractors. These standards are embedded in our Code of Conduct and are extended into our business core practices, which fuels sound corporate governance.

Our corporate governance practices are established, monitored and regularly assessed by our Board, with assistance from the Nominating and Governance Committee (NGC). At least annually, we assess our corporate policies, programs and initiatives to ensure compliance with the latest regulatory requirements and best practices as part of our corporate risk assessment.

For more information related to Premier's corporate governance practices, please see our *Governance Documents*.

Board Composition

Our Board is composed of talented and dedicated directors with a diverse mix of experience, skills and backgrounds that reflect the strategic needs of our business and the nature of the environment in which we operate. We believe diversity on our Board also helps to advance the diversity of our corporate leadership and our overall strategy for diversity, equity, inclusion and belonging.

Corporate Compliance Program

Our Board, executive leaders, and the Legal and Corporate Compliance departments collaborate to maintain Premier's compliance with ethical standards, regulatory requirements and the certification needs of our business. The Audit and Compliance Committee (ACC) of the Board is responsible for high-level oversight of our Corporate Compliance Program with respect to implementation and the ongoing effectiveness of the program. The ACC remains informed about regulatory enforcement activities and other governmental compliance programs and receives quarterly updates from the Chief Ethics and Compliance Officer.

Premier works with third-party auditors to assist us in the detection and prevention of compliance concerns. In addition, internal auditors measure the effectiveness of our Corporate Compliance Program, including related policies and procedures. The Chief Administrative and Financial Officer, in collaboration with both the Chief Ethics and Compliance Officer and General Counsel, develops the annual audit plan and its associated risk management and work plans. Premier's compliance monitoring is designed to ensure that whatever corrective actions are implemented are ongoing and in accordance with the specific issues that were identified.

During FY2024, we benchmarked our ethics and compliance program through an independent third party. This benchmarking typically is completed every two years and our next assessment expected in early FY2026.

Board of Directors | 9 Directors

Board Diversity:


44%
DIVERSE
33% Female
11% Ethnic Minority

Average Board Tenure:


7
>5 years
2
<5 years

Average Board Member Age:

66

Board Members with ESG Skillset:

3

21

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Code of Conduct and Compliance Education

Premier maintains a Code of Conduct (Code) that applies to all workforce members and directors. Workforce members who violate our Code may be subject to disciplinary action, up to and including termination of employment, subject to applicable laws.

For more information on the Code as well as related ethical business policies – including conflicts of interest, confidentiality and human trafficking – please see the *Ethics and Compliance* and *Corporate Governance* sections of our website.

All employees complete compliance education upon hire and annually thereafter that provides an overview of our Code. The CY2023 course included compliance content about conflicts of interest, anti-bribery and speaking up. During CY2023, 100% of our employees completed this education, which includes attestation that they recognize and understand the Code.

Employees also complete annual compliance education on fraud, waste and abuse, data privacy and various security topics, the Health Insurance Portability and Accountability Act (HIPAA), substance use disorder regulations, and state privacy laws. During CY2023, 100% of employees completed this required education.

Our Board directors annually attest to their compliance with the Board Code of Ethics, Board Conflict of Interest Policy and Disclosure Statement, Anti-Bribery Policy, Human Trafficking Policy, Insider Trading Policy, and Group Purchasing Organization Code of Conduct (GPO Code). All sourcing committee and advisory subcommittee members receive education annually on our GPO Code, Confidentiality Policy, Conflict of Interest Policy and Insider Trading Policy. During CY2023, 100% of directors and committee and subcommittee members completed this education and related acknowledgments.

Anti-Bribery Policy

Premier has an Anti-Bribery Policy in place that outlines our strict prohibition against bribery and that applies to all employees in connection with all aspects of our global work. Employees are required to comply with the Foreign Corrupt Practices Act and other applicable anti-bribery laws. Failure to comply with this policy will result in disciplinary action, up to and including termination of employment. Premier keeps accurate and complete records of all transactions and has policies and procedures in place designed to ensure that no unauthorized transactions occur, including those related to travel expenses, political contributions, and gifts and entertainment. Employees read and attest to their understanding of Premier's Anti-Bribery Policy upon hire and annually thereafter in connection with the Corporate Compliance Program.

Whistleblower Policy

The Board's ACC established a Whistleblower Policy that includes our confidential and anonymous reporting helpline designed to promote open communication of concerns regarding potentially unethical or illegal activities. Premier complies with all applicable laws that protect employees against unlawful discrimination or retaliation as a result of lawfully reporting a concern. Premier prohibits any employee from being subject to harassment, loss of employment, or disciplinary or retaliatory action as a result of the submission of a compliance concern or issue regarding potential violations of laws, regulations or company policies.

Investigation of complaints received through our ethics hotline are conducted under the direction of the Chief Ethics and Compliance Officer, while complaints submitted to our Human Resources department are investigated under the direction of our Chief Human Resources Officer. When appropriate, the chair of the ACC and General Counsel collaborate with these officers in conducting and assessing investigations. When complaints are corroborated, appropriate corrective action is taken, up to and including termination from the company.

For more information on these procedures, please see our *Whistleblower Policy* and the *ACC charter*.

Spotlight

Corporate Compliance Program

Recognized For Our Commitment to Ethical Business Practices

Premier was named one of the World's Most Ethical Companies® for the 17th consecutive year by the Ethisphere® Institute, a global leader in defining and advancing the standards of ethical business practices. We were selected for this honor from among tens of thousands of companies around the world in recognition of our commitment to integrity and meeting high ethical standards in business conduct.

2024 WORLD'S MOST ETHICAL COMPANIES® ™ ETHISPHERE

Corporate Compliance Program

Leading Ethical Conduct Across Our Industry



We are a founding member of the Healthcare Group Purchasing Industry Initiative (HGPII), a voluntary association dedicated to the ethical conduct and business practices of group purchasing organizations. For more information, please see our most recent *Annual Compliance Report* and the HGPII website.

22

00
Introduction
01
Improving
Community Health
02
Ethics And
Compliance
03
Our People
And Culture
04
Responsible
Supply Chain
05
Environmental
Stewardship
06
Appendix

Enterprise Risk Management and Business Continuity

Our Board plays an active role in overseeing the management of our risks. The committee structure of the Board supports and promotes effective enterprise risk management (ERM) and oversight.

Enterprise Risk Management

Our Board retains ultimate oversight of ERM and remains informed through regular reports and updates, including a standing ERM update at every quarterly board meeting. Furthermore, each Board committee evaluates and oversees the management of risks within its area of responsibility. In addition, our Board and its standing committees receive regular reports from our President and Chief Executive Officer (CEO), Chief Administrative and Financial Officer, General Counsel, Chief Ethics and Compliance Officer, and other members of our leadership team regarding areas of significant risk. For more information about the roles and responsibilities of the Board's standing committees, please see our *Proxy Statement for our 2024 Annual Meeting of Stockholders*.

Premier has established a robust framework and continues to build our sustainability-conscious ERM program, enabling:

- Thorough organizational knowledge of sustainability, promoting the capture of emerging sustainability risks.
- Assessments of sustainability opportunities as well as risks.
- Measurement (qualification and quantification) of sustainability risks.
- Common language and standards across enterprise functions, increasing collaboration, coverage, rigor, consistency in management and reporting.

Through a risk management approach that continuously assesses and improves our information technology and cybersecurity risk deterrence capabilities, our Information Security, Privacy, Risk Management and Corporate Compliance groups have formed a functional collaboration to provide leadership and oversight when managing privacy, compliance and cybersecurity risks.

Business Continuity and Disaster Recovery

Our Continuity Management Program (CMP) was instituted to ensure Premier has the necessary preparations and protocols in place to manage events impacting the operations of Premier employees, contractors, suppliers and/or members. The CMP's intent is to create an enterprise-wide view of Premier's continuity management activities and provide a framework to use in advance of, during and immediately after any event.

The CMP encompasses all event types, including natural disasters, supply chain disruptions and other emergencies. Premier's CMP scope and continuity/recovery capabilities are validated through third-party audits and regular tabletop exercises involving response teams, response leadership, and key executives and Board members. Additionally, program methodology and response procedures are reviewed on an annual basis.

Under the umbrella of the CMP, assigned response teams are responsible for containing the disruption, along with managing critical business functions and member services during, and after, a disruption. Response team members participate in regularly scheduled exercises and program training to ensure Premier's preparedness during disruptions of varying scales.

Premier's continuity-focused programs under the CMP are as follows:

- Information Security Incident Management
- IT Application Disaster Recovery
- Corporate Emergency Preparedness and Response
- Supplier and Member Disaster Preparedness and Response
- Supply Chain Disruption
- Clinical Laboratory Services Infectious Disease Outbreaks



23

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Cybersecurity Risk Management and Data Privacy

We rely on digital technology to conduct our business operations and engage with our members and business partners. Premier's Board and leadership team are committed to ensuring that information security risks are adequately managed and that appropriate procedures are applied throughout the organization to effectively monitor, mitigate and respond to cyber risks, threats and incidents. Please also see our *current 10-K* for additional information on our approach to cybersecurity.

Cybersecurity Governance and Oversight

The ACC of the Board oversees the development, implementation and effectiveness of our strategies to monitor, mitigate and respond to cybersecurity risks, as well as our procedures, policies and resources for risk assessment and risk management. The ACC receives regular updates from management on our cybersecurity management, including the results of risk assessments and audits and the progress of risk-reduction initiatives.

In addition, management updates the ACC as necessary regarding any material cybersecurity incidents, as well as any cybersecurity incidents with lesser potential impact. The full Board receives updates from the ACC on its oversight of cybersecurity risk on a quarterly basis, or more frequently as needed. In addition, the full Board receives periodic briefings from management on the digital risk and security program.

At a management level, our Chief Information Security Officer (CISO), Chief Privacy Officer (CPO) and VP of Risk Management and Compliance (VPRMC) work in collaboration as our Digital Risk Management (DRM) group and have primary responsibility for our digital risk and security program, including assessing, identifying and managing material cybersecurity risks and reporting relevant information to our executive leadership team. Through a risk management approach that continually assesses and seeks to improve our information technology and cybersecurity risk-deterrence capabilities, our Information Security, Privacy, Risk Management and Corporate Compliance groups have formed a cross-functional collaboration to provide leadership and oversight when managing our privacy, compliance and cybersecurity risks.

Cybersecurity Framework and Education

Premier applies our DRM program and framework to provide common internal control criteria (policies, control objectives, standards and guidelines) as mapped to regulatory and contractual control obligations and the business capabilities necessary to achieve organizational objectives. Leveraging the DRM program enterprise control framework, Premier continually and proactively identifies, assesses, mitigates, reports and monitors security risks across the company. Premier's digital compliance monitoring is designed to ensure that corrective actions are implemented and maintained in accordance with the specific issues that were identified.

We also promote a strong culture of security awareness among our employees through ongoing education and regular communication. We have a formal Security Awareness Training Program for all employees that addresses purpose, scope, roles, responsibilities and management commitment. This education, including "phishing" exercises, is provided at orientation and at least annually thereafter for all employees. During CY2023, 100% of employees completed our Security Awareness Training Program.

Incident Response Policy

Our CISO oversees our Response Policy for the identification and escalation of security breaches and other cyber incidents. The policy details guidelines for incident response and communication responsibilities. We regularly test and evaluate the effectiveness of this policy as part of our cybersecurity assessments, and our customers are contractually responsible for informing us of potential security breaches. Our information technology systems did not experience any data or other breaches during FY2024 that we believe had a material adverse effect on our business strategy, results of operations or financial condition.[2]

Certifications and Third-Party Audits

High-quality and objective assessments are critical to the continued effectiveness of cybersecurity controls. As a part of the independent verification process, third-party auditors examine Premier's end-to-end security practices — including data centers, infrastructure and operations — at a regular cadence. We routinely engage with a licensed third party to perform a comprehensive assessment of our controls, capabilities and programs against stringent standards, such as the following:

- Federal Information Security Management Act (FISMA)
- System and Organization Control 2 Type 2
- System and Organization Control 1 Type 2
- Payment Card Industry Data Security Standard
- Sarbanes-Oxley Act of 2002
- HIPAA Security Risk Assessment and Gap Analysis

Our Security Assessment Report and Security Compliance Letter of Attestation. These documents serve not only as prima facie evidence of our security measures but also as official attestation that a comprehensive assessment was performed based on criteria relative to FISMA; Office of Management and Budget Circular A-130, Appendix III,

24

00
Introduction
01
Improving
Community Health
02
Ethics And
Compliance
03
Our People
And Culture
04
Responsible
Supply Chain
05
Environmental
Stewardship
06
Appendix

Security of Federal Automated Information Resources; National Institute of Standards and Technology (NIST) Special Publication 800-37, Guide for the Security Certification and Accreditation of Federal Information Systems; NIST Special Publication 800-53A, Assessing Security and Privacy Controls in Federal Information Systems and Organizations; and NIST Special Publication 800-53, Security and Privacy Controls for Information Systems and Organizations.

Security Assessment and Compliance for Third-Party Vendors

Prior to onboarding third-party vendors, we ensure that such vendors are reviewed by our CPO, CISO and VPRMC; complete a standard security questionnaire; and provide attestations from objective, reputable and licensed assessors as to the caliber of the vendor's security controls relative to stringent industry standards that are appropriate to their access privileges and scope of services provided.

We have implemented controls designed to identify and mitigate cybersecurity threats associated with our use of third-party service providers, suppliers and other vendors. We use a variety of inputs in such risk assessments, including information supplied by vendors and, in some cases, attestations from objective, reputable and licensed assessors. When appropriate, our contracts with vendors require agreement and adherence to commercially reasonable security, confidentiality and privacy contractual terms. Vendors are subject to security risk assessments at the time of onboarding and are thereafter periodically monitored and reassessed depending on risk level and our cybersecurity practices, considering evolving cybersecurity standards and legal and regulatory requirements.

Safeguards for Artificial Intelligence Risks

We see artificial intelligence (AI) as a transformative technology with substantial promise for improving healthcare. However, AI systems pose unique risks because their inputs and operations are not always visible. The new and unique risks presented by AI systems and technologies will need to be addressed in Premier's GPO contracts as the development and use of AI in the healthcare setting increases.

To help address these risks, Premier's Digital Risk and Compliance team incorporated an AI standards and expectations section within our GPO supplier agreements during FY2024. We also have an internal generative AI (GenAI) policy, which requires approval of any GenAI tool before use and specifies examples of those that are not approved for employee use. We will continue to review and update the standards and our approach to AI to help ensure safe integration of this technology into our business. Please see our *2023 Annual Compliance Report* for more information on the main areas of focus within Premier's AI standards.

Data Privacy

As part of our services and solutions offered to customers, we collect and process various types of data. This data is used to provide certain contracted services and is collected, stored and maintained in accordance with applicable privacy laws and regulations. Certain of our customer agreements provide for secondary data rights, such as permitting the de-identification of protected health information, which is done in accordance with HIPAA. Our Privacy Policy addresses the use and disclosure of data collected outside our customer agreements, including the requirements of the California Consumer Privacy Act and other applicable state privacy laws, such as the categories and types of personal information we may obtain, what we do with that data, with whom we share it and its related purpose. We also continuously monitor the legal and regulatory landscape to ensure that we are compliant with new and changing privacy-related laws and regulations that may be applicable to our business.

For more information, please see our *Privacy Notice* on our website.



25

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Political Contributions

Our political contributions are made through a voluntary, eligible employee-funded PAC, the Premier, Inc., Employees' Civic Action Fund (FEC ID: C00346288). The PAC's mission is to raise funds to support federal lawmakers who share the PAC's vision, values and commitment to improve healthcare quality and safety and reduce costs. The PAC is voluntary and bipartisan, contributing to both political parties. Contributions are received and disbursed pursuant to internal contribution guidelines and in accordance with all applicable laws and regulations, including election laws.

The PAC is overseen by the Employee PAC Advisory Committee, composed of a subset of contributors to the PAC. We share information on all contributions made by the PAC with its contributors annually. The PAC only contributes funds to federal lawmakers. It does not make any contributions to state policymakers or to organizations that are recognized under Internal Revenue Code Section 527 and registered with the Federal Election Commission.

The PAC abides by all applicable laws and regulations and the federal lobbying disclosure requirements. Premier's previous Federal Election Commission and Form LD-2 lobbying activity disclosure reports may be found below:

- *Federal Election Commission Regular Lobbying Disclosures*
- *Clerk of U.S. House of Representatives LD-2 Lobbying Disclosure Reports*



Spotlight

Political Contributions

FY2024 Political-related Spending by Our PAC

$90,556

Total Employee Contributions

$57,500

Total Political Contribution

Democrat – 46%
Republican – 54%

26

03 OUR PEOPLE AND CULTURE To effectively transform healthcare, we aim to build high-performing individuals, leaders and teams through a People First culture, living our core values while maintaining high engagement and retention. > Our People First Philosophy > Benefits and Compensation > Talent Management and Development > Employee Health and Safety > Diversity, Equity, Inclusion and Belonging

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Premier's mission is vital in today's dynamic healthcare industry. At the heart of our success are our people—the diverse, innovative minds driving real, sustainable change and reimagining healthcare as a better, more efficient system.

Our People First Philosophy

We aim to build high-performing individuals, leaders and teams through a People First culture, living our core values while maintaining high engagement and retention. Our people strategy is anchored by three foundational goals:

1. Attract the best people through an effective workforce planning and recruiting strategy.
2. Maintain a high-performing workforce with clearly defined goals, strong leadership and aligned incentives.
3. Create a compelling work environment in which employees feel valued and able to contribute to the success of the business through innovation, collaboration and growth.

Engaging Employees

Our continuous listening strategy is centered on our People First engagement survey conducted biannually by a third-party expert. The survey provides us with valuable information about employee morale and workplace culture that can be used to drive informed, targeted action planning.

In FY2024, the results of our employee engagement survey remained strong. Our employee engagement score was 77 as of spring 2024, above the global engagement benchmark of 74.[3] To maintain a People First culture, we have taken various steps to act upon our FY2024 survey results, including:

- **Launching the "Opportunity Marketplace,"** through which employees can easily find unique opportunities for professional growth and development.
- **Growing the Mentorship Program** for a 35% increase in one-to-one pairs from last year and introducing "mentorship circles" to connect unpaired applicants.
- **Introducing Business Resource Groups (BRGs)** to connect employees with common areas of expertise to advance Premier's mission and business objectives.
- **Celebrating National Career Development Month** with a career development panel, the launch of the continuous learning model and business unit overviews.

Peer-to-Peer Recognition

To strengthen our culture of promoting appreciation, we also provide an online rewards program, Values in Action, to facilitate peer-to-peer recognition with a note of thanks and award points that hat can be used to purchase gift cards.



Engaging Employees

Value of Employee Voice to Business Success

We apply the insights gleaned from our engagement survey to build an innovative culture. In response to employee feedback, we hosted the People First Leader Cohort during FY2024. These 90-minute sessions bring together a community of internal leaders to share successful business strategies related to communication flow and collaboration, creating belonging, and leadership skills within and across teams.

Spotlight

Our People First Philosophy

People First Mindset in Action

Our employees are the lifeblood of our organization; they are what differentiates us from our competition and are pivotal to our strategy. We are diligent in creating a thoughtful, inclusive culture where everyone can contribute and grow; increasing the awareness and support for employee well-being and mental health; and giving back to our communities. Our leaders maintain responsible business practices aligned with our ethical, respectful and accountable culture, which together results in a positive employee experience.

Lisa Benna
Chief Human Resources Officer

Premier is now part of the Certified Age-Friendly Employer program and supportive of the UN Universal Declaration of Human Rights.

28

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Benefits and Compensation

Our Total Rewards Program combines competitive compensation packages with health and wellness resources, employee experiences, talent development, and recognition opportunities. Our program is designed to attract and retain exceptional talent at all levels of our organization.

Premier's benefits programs are available to those full- or part-time employees that have a regular schedule of working 20 hours per week or more. If organizational restructuring is necessary such that workforce adjustments must be made, we follow the company's severance plan, offering benefits that include salary continuation, coverage for the employer's portion of health benefit premiums and access to outplacement services.

Health and Wellness

We offer a competitive benefits program that provides an array of health, dental and vision coverage, along with life and disability insurance, flexible spending accounts, and paid family leave offerings.

In CY2024, Premier enhanced several benefits to provide more flexibility and financial support to our employees, including the following:

- Introduced personal finance education through a third-party expert on topics such as student loans, homebuying and retirement planning.
- Increased our corporate contribution to employee pretax health savings accounts.

Here are additional ways we show support for our employees and their families:

Mental Health

To support the mental health and emotional well-being of our employees and any member of their households, our Employee Assistance Program (EAP) offers a variety of resources for mental health, childcare, eldercare, legal assistance and financial wellness, with features such as:

- Six free therapy sessions per incident.
- Personalized care plans.
- Dedicated support.
- Diverse providers.
- Work-life services.
- Medication management.

Healthy Living

We provide customizable benefits coverage, fitness and wellness programs, and healthy living incentives, such as:

- Annual wellness incentive of $800 (increased from $600 in CY2023).
- Personal health assessments and preventive screenings.
- Activity goals and wellness incentive programs.
- Online exercise and nutrition programs.
- Gym membership discounts.
- On-site gym and fitness classes at specific offices.

Family Support

- Partnership with a national childcare provider with discounted childcare benefits.
- Extension of paid family leave benefit from four weeks to eight weeks (new in CY2024).
- Increase in lifetime-benefit amount for the fertility, adoption and surrogacy assistance program from $25,000 to $40,000 (new in CY2024).

Professional Development

- Tuition reimbursement policy.
- Advanced degree loan program.

Flexible Work Arrangements

Our corporate headquarters has been in Charlotte, North Carolina, for 15 years. Our office represents more than just a physical space — it is the hub and heartbeat of our organization. Beginning in September 2024, we transitioned to a hybrid work model for employees who live within 35 miles of the headquarters. These employees will be expected to be in the office at least three days per week, with some minimal business-driven exceptions. We are confident this model will create the right balance, providing opportunities for growth and in-person interaction while preserving the convenience and flexibility that remote work provides.

Our new hybrid model is designed to reinforce a vibrant office culture that provides employees with tangible benefits, including:

- Real-time learning, mentorship, formal and informal training, and professional and business growth opportunities.
- Opportunities to engage in one-on-one meetings and spontaneous interactions with corporate and business unit leaders.
- Ability to socialize innovative ideas and focus on seamless, creative work.
- Deeper and more personal connections to Premier, our work teams and each other.

Spotlight

Health and Wellness

Raising Mental Health Awareness

In recognition of Mental Health Awareness Month in May 2024, Premier offered a variety of engaging virtual events covering topics such as mindfulness and stress reduction. The lineup also featured an employee-led panel with internal and external experts to openly discuss the stigma around mental health that leads to harmful stereotypes, prejudice and discrimination. Throughout the month, we also spotlighted mental health resources available to our employees and their family members, including behavioral health coaching, counseling and support.

Pay Equity

Premier uses a variety of objective evaluation methods, including external market surveys, geographic assessors of cost of living and labor, and external experts, to ensure that our compensation programs are competitive, equitable and commercially reasonable. We utilize pay ranges in our human resources system and provide them for all job postings to further pay-equity efforts and provide greater wage transparency to employees and applicants. We also engage third-party experts to conduct pay-equity analyses to drive greater insight into our total rewards strategy.

29

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

Talent Management and Development

The One Premier Growth Mindset is our approach to continually enhancing and fostering our culture — being intentional about understanding where we have been while looking forward to the future of our work. Ultimately, we aim to cultivate an environment that allows for learning, curiosity and reasonable risk-taking without fear while embracing our corporate values as individuals, teams and an organization.

Performance Management Program

The success of our approach to talent management is largely strengthened by regular check-ins within our performance management program. These check-ins help to align individual skills and strengths with Premier's mission, vision and strategic objectives.

Leaders leverage these check-ins to coach employees on how they performed in their roles compared to established job responsibilities, team expectations and department goals. With this feedback, leaders and teams design pathways for executing corporate objectives and developing key competencies.

Collectively, our various professional development initiatives help employees learn and practice a growth mindset toward career growth opportunities. During FY2024, we promoted 311 employees, representing approximately 11% of our total employees.

Training and Education

We provide an assortment of instructor-led courses for job-specific training, as well as access to online learning platforms. Our online curriculum includes a selection of over 10,700 internally developed and LinkedIn Learning courses, grouped categorically with topic areas such as leadership and management; productivity and time management; artificial intelligence; project management; diversity, equity, inclusion and belonging; personal and business acumen; data analytics; and growth-mindset behaviors. In FY2024, 57% of our employees utilized e-learning content, and 12% of employees completed continuing education units on LinkedIn to maintain their certifications and licenses. Additionally, tuition scholarships totaling over $175,000 were provided during FY2024 to aid in advancing the higher and continuing education of 50 qualified employees.

Early Career and Leadership Development

Our Human Resources team conducts an annual exercise of talent planning during which leaders think strategically about existing talent and future business needs. The process guides a systematic review of internal talent pipelines for potential growth, retention risk, promotional readiness and alignment with living Premier's values. Through this calibration process, we intentionally address talent gaps and risks through targeted opportunities and meaningful self-mastery objectives for professional growth and development.

Our talent management efforts include the following:

- **New manager program** for those directly managing people at Premier for the first time, consisting of a monthly "Leading at Premier" webinar series.
- **Professional Women in Healthcare programs** for first-time leaders and early-career talent.
- **Mid-level management programs** to provide leadership training in preparation for advancing to vice president or senior director positions.
- **Individualized career coaching** for talent at the vice president level and above.

Mentoring Program

Our mentoring program supports our learning culture, provides career path guidance, and encourages personal growth and development across the enterprise. In FY2024, we had 70 mentorship pairs to facilitate opportunities for on-the-job growth, new connections, visibility and personal success. Following the program's completion, 98% of participants indicated that they were either satisfied or very satisfied with their mentor or mentee pair and the overall program experience. Approximately 40% of mentees from past programs have found new opportunities at Premier.

Internships

In support of early-career talent, Premier annually sponsors a summer internship program for students from undergraduate and postgraduate programs across the country to contribute to meaningful projects over a 12-week period. Each student is paired with a supervisor and mentor to guide their professional development, along with being provided access to ongoing education sessions and community and social events to learn more about Premier, the healthcare industry and our impact on the communities we serve. Furthering our commitment to diversifying our workforce, of the 2024 summer intern class, 50% of our interns were of ethnically diverse backgrounds and 50% were female, thus supplementing our diverse talent pool of qualified candidates. Once the 2024 program was completed, 96% of the participants were recommended for hire. Additionally, 59% of the summer 2023 internship class accepted offers for continued employment beginning after their subsequent graduation dates.



30

00
Introduction

01
Improving Community Health

02
Ethics And Compliance

03
Our People And Culture

04
Responsible Supply Chain

05
Environmental Stewardship

06
Appendix

Spotlight

Performance Management Program

Empowering Pathways for Career Growth

During FY2024, we launched Opportunity Marketplace, a new tool that empowers our employees to explore internal job postings, enhance their skills and pursue growth opportunities aligned with their career goals. The tool brings a personalized experience for employees to explore internal job postings through a skills-based AI that matches career profiles with internal job openings, thus streamlining the application process to identify relevant opportunities more effectively.

Mentoring Program

Expanding Mentorship Opportunities

Our mentorship program experienced such high demand that we launched a new nine-month Mentoring Circle program during FY2024 to accommodate the requests. Through this program, employees were able to join small groups for monthly breakout sessions to share business experiences and insights, network and build their professional circles, and learn from fellow employees.

Training and Education

Supporting Professional Development

To celebrate National Career Development Month in November 2023, Premier hosted events to support our employees' growth and development. We used feedback from our employee survey to select the topics and partnered with employees passionate about these topics and building related career paths. For example, we hosted a career development panel discussion with six Premier employees who shared their unique and varied paths to career success by leveraging resources, experiences, mentors and networks.

Early Career and Leadership Development

Developing Our Business Leaders

Since introducing our Leadership Excellence at Premier (LEAP) program in FY2022, we have continually evolved the program to encourage bold thinking, develop leadership skills and build a cross-functional network across our team. LEAP offers in-person and virtual classroom learning through external training providers, networking, cross-collaborative cohort meetings and a real-world project addressing strategic business initiatives within Premier. We expanded in FY2024 to include in-person leadership experiences and a research-based, scientific assessment to measure executive presence. In FY2024, we delivered this leadership development opportunity to 20 high-potential leaders serving in a director or senior director role. Each LEAP cohort is supported by several executive leadership team members who act as mentors and sounding boards, and the program culminates in team oral presentations to the entire executive leadership team.

Fostering Employee Diversity

Partnering With Educational Institutions to Cultivate Equitable Access to Opportunities in Healthcare

Through our Premier Community Outreach Talent Initiative program, we partner with a variety of high schools and universities to cultivate a diverse community, to bring awareness to our work while advancing diversity within healthcare and to promote equitable access to opportunities. This program organizes and hosts career fairs, case studies, and coaching and mentoring sessions that help students develop skills and gain career insights.

Employee Resource and Business Resource Groups

Putting Our Mission Into Action

Our ERGs aim to make a difference within our communities by extending their ethos of inclusion and belonging through both volunteering and charitable donations. For example, together, our ERGs designed a "Superhero Experience" for critically ill children at several of our member hospitals by creating capes, masks and get-well cards to brighten the children's spirits.



31

00
Introduction

01
Improving Community Health

02
Ethics And Compliance

03
Our People And Culture

04
Responsible Supply Chain

05
Environmental Stewardship

06
Appendix

Employee Health and Safety

Premier takes a multipronged approach to safety in the workplace to provide a healthy work environment for all employees. We maintain health and safety policies that cover all aspects of the work environment, from day-to-day office expectations to disease preparedness and natural disaster response. These policies and plans are communicated and made available to all employees and include the following:[4]

- Workplace Safety Policy
- Emergency Response Program
- Workers Compensation Policy
- Drug and Alcohol Policy
- Workplace Violence Policy
- Internal Infectious Disease Preparedness Plan

Premier's Corporate Emergency Response Team (CERT) is responsible for coordination and management of emergency situations, such as disruptive weather events, safety incidents, building disruption, public health concerns, and technology and communication issues. See *Enterprise Risk Management and Business Continuity* section of this report for additional information.

In addition, our Emergency Response Program provides guidance in the event of situations that may impact employee safety or normal business operations. We leverage the Emergency Response Program to provide all-staff alerts and engage in regular testing and training to make sure our workforce is familiar with Premier's process in the event of an emergency. Every new employee is required to participate in and attest to receiving an overview of the Emergency Response Program through our compliance portal during onboarding and annually thereafter. We also provide training for all employees 3-4 times per year in which we do a practice alert exercise to ensure employees know how to respond when an emergency alert is sent to them through our emergency notification system.

Diversity, Equity, Inclusion and Belonging

We believe that solving complex challenges requires a greater diversity of thought, cross-cultural representation and engagement. We know that diverse perspectives, experiences and backgrounds are powerful ways to unlock new ideas and better understand the needs of others. The impact of our diversity, equity, inclusion and belonging (DEIB) approach is far-reaching, not only within our company but also within the communities and members we serve.

Our DEIB Governance and Strategy

Our overall DEIB goal is to drive higher individual and team performance by continuously improving the DEIB and "One Premier Growth Mindset" principles throughout the Premier culture with a focus on employees, members, partners, investors and the community at large, and by enhancing our mission to improve the health of communities.

Our Chief Diversity and Inclusion Officer leads our DEIB strategy and reports to our CEO with oversight by our Compensation Committee and Board. Our management-led Council on Diversity, Equity, Inclusion and Belonging is composed of Premier's executive leadership team, organizational vice presidents and Employee Resource Group co-chairs and is the governing committee that defines, drives and supports our five strategic DEIB pillars. These strategic pillars act as the key performance indicators of our DEIB strategy and are designed to nurture and promote an environment for high-performing teams to improve and thrive while delivering extraordinary solutions to improve healthcare for our members, partners and community at large.

Diversity of Our Board

We recognize and value the benefits that diversity can bring to our Board, and our *Corporate Governance Guidelines* include a formal Board Diversity Policy. The Board believes that diversity promotes the sharing of different perspectives; mitigates against group thinking; and improves oversight, decision-making and governance.

To learn more, please see our latest *Proxy Statement* for our 2024 Annual Meeting of Stockholders.

Our FY2024 Progress

During FY2024, we continued to advance our DEIB strategy through a variety of initiatives, including the following:

- **Leadership and Culture:** We are moving forward with the One Premier Growth Mindset, which is a system of agreements and behaviors designed to drive productivity, performance, innovation and agility.
- **People and Workplace:** We introduced the concept of Business Resource Groups, which strengthen employee connection to the business by working on real-world issues or problems. We have also continued to train and educate our workforce on DEIB-related topics through our DEIB Concepts course, which covers anti-harassment and anti-discrimination. This course is required for all new hires and annually thereafter.
- **Partners and Members:** We continued to connect with members and supplier partners to share best practices for integrating DEIB into workforce development.

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00 Introduction

01 Improving Community Health

02 Ethics And Compliance

03 Our People And Culture

04 Responsible Supply Chain

05 Environmental Stewardship

06 Appendix

Spotlight

Diversity, Equity, Inclusion and Belonging

Charlotte Business Journal's 2023 Power 100 List

In 2023, Premier Chief Diversity and Inclusion Officer, Joe Machicote, was named in the Charlotte Business Journal's 2023 Power 100 list, which recognizes regional leaders in diversity, equity and inclusion.



Diversity, Equity, Inclusion and Belonging

Cultivating an Inclusive Workforce

Premier was recognized by Newsweek for its commitment to creating a diverse and inclusive workforce and fostering a culture rich with unique perspectives and experiences.

Premier is also a designated Certified Age-Friendly Employer, going through a structured evaluation of human resource and management policies and practices relative to known best practices that help with the retention and recruiting of age 50+ workers on an age-friendly or age-neutral basis.

CERTIFIED AGE FRIENDLY EMPLOYER

AMERICA'S GREATEST WORKPLACES FOR DIVERSITY 2024 Newsweek

DEIB Engagement Drivers

Our DEIB indicators scored above global benchmarks[5] in our spring 2024 employee engagement survey (% favorable):

Inclusion
76% *Compared to 70% for global benchmark.*

Belonging
75% *Compared to 73% for global benchmark.*

Our Five Strategic DEIB Pillars

LEADERSHIP AND CULTURE

Create a culture known both internally and externally for its high-performing leaders and teams with a "One Premier Growth Mindset" for evolving our culture and optimizing organizational growth.

PEOPLE AND WORKPLACE

Build a diverse workforce by identifying, attracting and retaining a pipeline of diverse and qualified candidates through targeted outreach, recruitment, employee development and selection in an anti-discriminatory environment that ensures equal access to opportunities while living by our values and maintaining a high level of employee engagement, performance and retention.

COMMUNITY HEALTH

Design and implement coordinated community development initiatives in partnership with employees, health system members and life sciences partners to address the drivers of health that achieve health equity.

SUPPLIER DIVERSITY

Evolve strategies to continue the focus on socioeconomic development and growth of communities through minority- and women-owned business enterprises. We believe the increased use of our Supplier Diversity Program will help drive better healthcare outcomes and develop a more robust supplier-diversity ecosystem for the healthcare industry.

PARTNERS AND MEMBERS

Establish DEIB partnerships with suppliers and members to enhance our relationships by leveraging our strengths, including advocacy, collaboratives and academics, to achieve the goal of improving health in our communities together.

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00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Fostering Employee Diversity

Our vision is to maintain a workforce that represents the populations we serve and to promote an inclusive, anti-discriminatory environment of belonging that ensures equal access to opportunities.

In FY2024, we continued efforts to identify opportunities that drive more parity in our representation of employees from all backgrounds across the organization. Our ongoing activities in this area include:

- Engaging with targeted colleges, universities and professional affinity organizations with a higher population of diverse representation.
- Utilizing real-time population data to identify recruitment opportunities for qualified diverse talent.
- Recruiting Employee and Business Resource Groups to become "employee ambassadors" for talent outreach initiatives with colleges and universities.
- Continuing to develop a diverse applicant pool for our internship program.

Employee Resource and Business Resource Groups

Employee Resource Groups

Our Employee Resource Groups (ERGs) act as the employee voice in helping leadership define the employee experience, and they leverage their knowledge for broader organizational success. They also provide a way to channel information that enhances our employees' abilities to network with peers and foster a sense of belonging throughout the company. Demonstrating our focus on nurturing a DEIB culture, every member of our executive leadership team acts as a sponsor for one or more ERGs.

In FY2024, we introduced the All Together One Multi-cultural ERG that serves as an umbrella group for our other ERGs and expands the reach for DEIB initiatives in the company. Altogether, we have eight ERGs, with approximately 10% of our employees participating across business units and locations around the country.

Each ERG is allocated funds annually to support group events and charitable donations. In FY2024, our ERGs hosted over 20 workshops, lectures, fireside chats, lunch and learns, and other events.

Business Resource Groups

During FY2024, we introduced Business Resource Groups (BRGs) to further incorporate DEIB into our business strategy. While ERGs unite individuals who share cultural similarities, BRGs gather individuals with similar educational backgrounds and areas of expertise. BRGs are focused on a specific area of the business or a specific project and are designed to act as a strategic resource that facilitates feedback and knowledge sharing by:

- Facilitating connection and community for employees of the same work affinity, through networking, leadership development, collaboration and professional growth.
- Acting as a focus group for important business innovation, specialized projects or initiatives, knowledge-based decision-making, and research.
- Providing education and awareness on specific topics and projects based on the group's knowledge and expertise.
- Creating innovative work products to assist in our mission to improve the health of communities.

Employee Resource Groups

AAPI Employees
All Together One
Black Professionals Connect
Disabled Employees
Latin Employees
LGBTQ+ Employees
Military Veteran Employees
W.O.M.E.N.

Business Resource Groups

Nurses at Premier
Health Equity Leadership Council
One Premier Growth Mindset (OPGM) Task Force
Community Health/Development Task Force
Premier Community Outreach Talent Initiative (PCOTI)
Member Field Services Advisory Council on Diversity & Inclusion

Employee Diversity Metrics[6]

*Total Employees**

Gender Representation



54.1% Female
45.8% Male

Race and Ethnicity Representation



70.0% White
11.2% Asian
11.0% Black or African American
4.3% Hispanic or Latino
3.5% Other[7]

*Manager Level and Above**

Gender Representation



50.9% Female
49.0% Male

Race and Ethnicity Representation



77.9% White
9.2% Asian
6.0% Black or African American
4.0% Hispanic or Latino
2.9% Other[7]

**As of June 30, 2024. Percentages may not total to 100% as some employees have not declared certain demographics.*

34

04 RESPONSIBLE SUPPLY CHAIN We enable our members to provide better healthcare and improved outcomes at a lower cost for patients by improving the quality, efficiency, sustainability and resiliency of the healthcare supply chain and by leveraging our industry-leading technology capabilities powered by one of the nation’s largest repositories of clinical, operational and financial data. > Ethical Standards > Product Quality and Safety > Drug Shortages and Traceability > Environmental Sustainability in Procurement > Supplier Diversity > Direct Sourcing > Supply Chain Resiliency and Disaster Response

00
Introduction
01
Improving Community Health
02
Ethics And Compliance
03
Our People And Culture
04
Responsible Supply Chain
05
Environmental Stewardship
06
Appendix

Our supply chain services help our members manage non-labor expenses and capital spend, enhancing healthcare quality and cost-effectiveness.

We pride ourselves on integrity, expertise and fair, transparent sourcing. Premier partners with suppliers who prioritize manufacturing quality, resilience, ethical practices and social responsibility.

Group Purchasing Organization Program

On behalf of our members, we maintain a portfolio of over 3,400 contracts with more than 1,400 suppliers through our group purchasing organization (GPO) program, providing our members with access to a wide range of products and services, including medical and surgical products, pharmaceuticals, laboratory supplies, capital equipment, IT, facilities and construction, food and nutritional products, and purchased services. Our contract portfolio includes suppliers that manufacture in China, the U.S. and elsewhere in North America, South America, Europe, Africa, and other parts of Asia.

We aggregate our members' purchasing power to negotiate pricing discounts and improve contract terms with suppliers. We do not take title to the underlying equipment or products purchased by members through our GPO supplier contracts. Total purchasing volume by all GPO members was more than $84 billion for CY2023.

Ethical Standards

In providing our group purchasing services, we serve the interests of our member hospitals and health systems and, through them, the patients and communities they serve. Integrity forms the basis of our successful business operations and underpins all our business relationships.

Group Purchasing Code of Conduct

We seek to act ethically, accountably and fairly with respect to all participants in the healthcare marketplace. Our contracting process is guided by our *Group Purchasing Organization Code of Conduct (GPO Code)*, which is one of the industry's most comprehensive codes of its type and which supports healthy competition and the development of innovative products. The GPO Code applies to our employees, Board, suppliers and members and aligns with the Healthcare Group Purchasing Industry Initiative (HGPII) Code of Conduct, best practice ethical standards for the group purchasing industry and other common ethical policies.

Premier's comprehensive policies and procedures are designed to promote internal and external constituent adherence to strict conflict-of-interest disclosure, divestiture and recusal requirements. During CY2023, 100% of our GPO committee and subcommittee members, Board directors, and employees completed their annual conflict-of-interest attestations.

An ongoing internal evaluation of potential risks is monitored by our Legal and Corporate Compliance department. Our anonymous third-party reporting portal, Premier's *WorkSmart Integrity HelpLine*, is available to anyone to report unethical behavior, misconduct or suspected illegal activity.

Supplier Standards

Premier maintains *Supplier Standards* that communicate our values and expectations and emphasize suppliers' responsibilities and obligations. All suppliers are expected to uphold our high ethical and professional standards, including responsible business practices related to environmental stewardship, human rights, conflicts of interest and anti-corruption.

Vendor Grievance Process

We have a vendor grievance process in place to ensure a vendor's ability to access our contracting staff and leadership for concerns relating to the contract award process. Concerns, grievances and complaints are reviewed by our Vendor Grievance Review Panel. A vendor may request additional review of any outstanding concerns through the HGPII Independent Evaluation Process, facilitated by the American Arbitration Association®. In CY2023, one supplier filed a grievance. For more information, please see our *Vendor Grievance Policy*.

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00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Product Quality and Safety

We act as a trusted connection point for healthcare providers, suppliers and the government by seeking to promote access to safe, high-quality products throughout our supply chain. Clinical efficacy and improved patient care are especially important to us and to our members.

GPO Supplier Selection Process

Our GPO operational contracting analysis is designed to ensure that products provided by GPO suppliers are FDA-approved as required and perform as intended in a safe and effective manner. Our quality and safety assurance begins with the initial supplier bid submission. During the kickoff stage of our supplier selection process, we require that each supplier disclose information related to product category regulations, including FDA inspection and clearance status. Premier's Risk and Compliance department has incorporated baseline control expectations into our group purchasing contracts that suppliers must formally attest to in writing as a condition of sale and usage. In addition, our GPO may evaluate product-related information involving patient and worker safety as well as environmental issues. Our GPO does not independently test any products.

Sourcing Committees

We facilitate service line-specific sourcing committees to determine which suppliers are awarded group purchasing contracts. More than 520 individuals — collectively representing more than 175 of our U.S. hospital members — sit on one of our 28 strategic sourcing committees. These committees advise on ways to improve the development, quality and value of our products and services. We believe that Premier is differentiated by our rigorous, comprehensive product selection process that is designed to be:

- Standardized but flexible
- Evidence based
- Metrics driven
- Transparent
- Dynamic
- Diversity friendly
- Interdependent
- Ethically driven

Clinical Councils and Selection Criteria

Our supplier selection criteria vary by category and are created by our internal Clinical Councils with member subject-matter expertise on the product category being reviewed. Our Clinical Councils are composed of multidisciplinary members, including from the pharmacy, laboratory, nursing, surgical and cardiovascular areas. Clinical Councils establish the core evaluation framework that best accounts for safety regulations, clinical trials, product reviews and applicable certifications related to key assessment factors, such as:

- Quality
- Safety
- Clinical impact
- Cost-effectiveness
- Physician preference
- Environmental impact
- Diversity
- Breakthrough potential
- Member input

Third-Party Monitoring

We partner with a third-party provider for ongoing supplier and site assessment and monitoring of a broad range of environmental and social issues, including identifying chemical spills; environmental hazards; regulatory changes; labor disruptions or violations; fines; legal and regulatory actions; and actions under the FDA, European Medicines Agency, or related to the Occupational Safety and Health Act. We also incorporate risk scoring into our supply chain management processes to analyze trends, identify risky suppliers or parts, and mitigate risks when possible.

Recall Policies and Procedures

We monitor a variety of FDA and other industry sources for notification of any pharmaceutical recalls. This allows us to understand the nature of the recall, if it is a product and/or manufacturer with which we are under contract, and if there is a need to take action. Our members are provided alerts regarding shortages, recalls and other safety incidents through a weekly pharmacy newsletter. Time-sensitive updates on pharmaceuticals are provided to members through email.

During the supplier selection process, each supplier must provide its recall policies and procedures, including management of recall notifications, customer engagement, order substitution and expectations regarding turnaround time thresholds. This information is reviewed by our service line-specific sourcing committees and clinical committees.

Contracted suppliers are expected to comply with all FDA requirements for actions to be taken related to products (medical devices, drugs, biologic products, etc.) that are found to be defective, could pose a risk to health or are in violation of FDA regulations. This includes notification to the FDA, as well as collaboration with our GPO and subject-matter experts, to notify members, provide support and advice regarding safety incidents or recalls, and conduct follow-up checks to ensure successful resolutions.

If a healthcare provider has a question or concern about a pharmaceutical product they purchased from the manufacturer or wholesaler/distributor and that concern is shared with us, we put that provider in touch with the appropriate individuals to discuss the concern and action that needs to be taken.

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00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Drug Shortages and Traceability

We partner with health systems to find better ways to deliver critical drugs that pharmacists and clinicians need to serve their patients.

Alleviating Drug Shortages

Premier and other traditional healthcare GPOs play a critical role in the U.S. healthcare system, helping to ensure a healthy and sustainable marketplace as well as provider access to vital products and services. Premier has been a leader in addressing drug shortages for more than 20 years and will continue our work in leading innovations that have benefited U.S. patients, brought new domestic entrants to market and fostered new sources of competition and that, we believe, have strengthened supply chain resiliency. As a company, we have a strong track record of eliminating shortages using actionable, market-based solutions.

Drug Traceability and Diversion Control

Our portfolio of pharmacy contracts covers hundreds of suppliers and distributors that provide thousands of products to our GPO. Through our pharmacy program, we contract with manufacturers of both commercially manufactured pharmaceuticals and 503B-manufactured (i.e., outsourced drug compounding facility) pharmaceuticals. These manufacturers either deliver their products directly to the healthcare provider or ship through authorized wholesalers and distributors who abide by Drug Supply Chain Security Act (DSCSA) regulations for tracking and tracing the ownership and delivery of pharmaceuticals. Upon receipt, the provider of a pharmaceutical product can track its movement throughout the supply chain. Our members and contracted distributors abide by DSCSA rules and regulations. We offer supplier contracts for members with DSCSA track-and-trace technology solutions to assist our members in ensuring the integrity of the drug supply chain.

We contract with distributors that purchase pharmaceuticals for our GPO members directly from the manufacturer, thus minimizing the chance for diversion or counterfeiting. In addition, with respect to 503B suppliers that are under contract with Premier and supply drug-shortage products to our members, we have a process through which we audit each supplier over the course of the life of the contract. Distributors engaged in known gray-market activity (e.g., selling Premier private-label products when the distributor is not under contract with Premier) or price gouging on shortage-impacted drugs will not be awarded a contract with us.

Environmental Sustainability in Procurement

We are committed to supplying our members with products that support the health of their patients, staff members and communities. As part of this commitment, our Sourcing Committees include data on environmental impacts in their contracting decisions. Enabled by our data-driven approach, forward-thinking supply chain teams are driving continued green innovations in healthcare that cut costs over the long term, reduce environmental impact and minimize negative consequences on public health.

Environmental Assessment Process

We work with suppliers to ensure that environmental sustainability information is made available before purchasing decisions are made. We request extensive information from our suppliers on environmentally preferable policies and practices and are guided by our Environmentally Preferred Purchasing (EPP) Advisory Council. The EPP Advisory Council is composed of sustainability, supply chain and facilities specialists from a cross-section of member health systems. It reviews and advises on upcoming contracts from a sustainability perspective. The EPP Advisory Council also acts as a forum for members to discuss best practices to promote sustainability in healthcare, solve common challenges and drive continuous improvement.

Our sourcing process includes questions addressing topics such as the existence of chemicals of concern, bisphenols, flame retardants, lead, mercury, recyclable or recycled packaging, sustainability attributes or certifications, power-efficient attributes, and non-latex, non-DEHP/PV products.

Premier is also a signatory of the Chemical Footprint Project (CFP), which provides an independent assessment solution to help track and encourage the use of safer chemicals. As a CFP signatory, and through the support of our individual members, we help accelerate the adoption of safer and environmentally sustainable chemicals by industry suppliers.

Spotlight

Environmental Sustainability in Procurement

Mike Alkire, Appointed to the Supply Chain Working Group

In FY2024 President and CEO, Mike Alkire, was appointed to the Supply Chain Working Group for the National Academies of Medicine Action Collaborative on Decarbonizing the U.S. Health Sector.

This group is focused on enhancing the alignment and coordination of industry, federal policy-making and regulatory bodies to better incentivize and enable low-carbon innovations, and modernize supply chain regulatory processes with the following goals:

- Collate and elevate sustainability metrics and indicators for those that produce and distribute products to enable more consistent monitoring and benchmarking across the industry.
- Create a shared inventory/repository of resources and best practices.
- Identify unities to reduce complexity and waste in the supply chain, including moving towards reusable and recyclable packaging.

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00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Recent updates to our supplier questionnaires include questions specifically addressing suppliers' Scope 1 and Scope 2 emissions. These include whether suppliers are measuring their emissions and reporting them publicly, if they have been independently verified, and what their emission reduction plans are.

Contracted products with their environmental characteristics are highlighted in our product catalog for use by our member health systems as part of our work to integrate critical environmental impact data for medical and nonmedical products into the purchasing process for hospitals, health systems and other provider organizations. For example, the consideration of Premier's environmental data within supplier decision-making helps our hospital members to better integrate eco-friendly products and sustainable practices within targeted healthcare areas to make positive impacts, such as in operating rooms. While operating rooms generate approximately 60% of a hospital's revenues, they also produce approximately one-third of a hospital's waste and two-thirds of its regulated medical waste and can consume three to six times more energy per square foot than anywhere else within the hospital.

Supporting Environmental Intiatives within Healthcare

Recognizing that the challenge of improving healthcare's environmental footprint can only be solved by close cooperation, we foster ties with all relevant parties. Premier is an Affiliate Premium Partner of Practice Greenhealth, the foremost nongovernmental organization operating in the healthcare sustainability space. We have also collaborated closely with Healthcare Anchor Network (HAN), providing feedback on how GPOs can advance HAN's dual objectives of supporting local economies and furthering environmental justice. Through these efforts, we are working to address the healthcare sector's role in climate change.

We also work with member health systems to advance their own sustainability initiatives in a cost-effective and -efficient way. This includes utilizing environmental analytics in the contracting process and offering a database with environmental and human health impact data integrated at the product level. We support members pursuing the elimination of chemicals of concern from certain product categories in accordance with industry guidelines established by Practice Greenhealth and HAN. Other member initiatives that we help support include:

- Reducing waste through reprocessing.
- Using products with recyclable packaging and content.
- Decreasing greenhouse gas emissions.
- Lowering energy usage through the purchase of energy-efficient electronics.

Combining member purchasing data within our GPO supply chain with our EPP supplier information helps our members to track and monitor compliance with their environmental objectives and sustainability goals.

Supplier Diversity

As an organization aiming to transform healthcare within communities across the country, we recognize that supplier diversity is an important component of our members' success. We believe that minority- and women-owned business enterprises (MBEs and WBEs, collectively referred to as "diverse") and small business enterprises (SBEs) help our hospitals create jobs and improve life in the communities they serve:

- As of June 30, 2024, Premier's contracts with diverse and SBE suppliers increased by 1% over the prior year to 423 contracts and accounted for 11% of our total GPO contract portfolio.
- In CY2023, our GPO members spent over $800 million with diverse (minority-, and women-owned enterprises), veteran-, and service-disabled veteran owned enterprises and small business enterprises.and SBE suppliers.

Supplier Diversity Program

We appreciate the challenges that diverse suppliers have with reach and access to market opportunities for their healthcare-related products and services. Our Supplier Diversity Program was created to provide an opportunity for these businesses to partner with us and has been prioritized as a strategic pillar of our DEIB strategy. The program is constantly expanding to include additional diverse suppliers, such as minority-, woman-, veteran-owned businesses, service-disabled veteran-owned businesses and LGBTQ-owned businesses.

Spotlight

Supplier Diversity Program

Supporting Growth of Our Diverse GPO Suppliers

We continue to evolve our strategies so that our efforts can also help to provide a focus on the socioeconomic development and the growth of communities served by our healthcare members. Through our extensive supplier network, we are uniquely positioned to bring diverse suppliers and healthcare entities together to explore business opportunities. During FY2024, Premier partnered with our members to host regional supplier diversity conferences to promote diverse suppliers within the GPO portfolio and also identify opportunities for local suppliers to scale their businesses from a regional to a national level.

The MetroHealth system was the first member to launch a regional conference. Minority- and women-owned businesses were able to network with supply chain and clinical value analysis representatives to explore opportunities with hospitals interested in growing their business with diverse suppliers.

39

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

We believe the increased use of our Supplier Diversity Program will help drive better healthcare outcomes and develop a more robust supplier-diversity ecosystem for the healthcare industry. To further support and expand our Supplier Diversity Program, Premier is a corporate member of the following advocacy organizations:

- National Minority Supplier Development Council
- Women's Business Enterprise National Council
- Healthcare Supplier Diversity Alliance
- Healthcare Group Purchasing Industry Initiative

The SEEDS Program

Within the framework of Premier's Supplier Diversity Program, our Sourcing Education and Enrichment for Diverse and Small Suppliers (SEEDS) program aims to increase the number of small, diverse and regional enterprises doing business with members of our healthcare alliance. It lends support to diverse and SBE suppliers, including coaching, mentoring, business educational tools and a stair-stepped approach to help them develop and grow strategic long-term relationships.

Direct Sourcing

We offer our members the opportunity to purchase products that are directly sourced in the healthcare space through our subsidiary, S2S Global (S2S), primarily for commodity items such as patient gowns, exam gloves, lab coats, masks and incontinence products, among others. We believe that our direct sourcing activities help our members and other customers access a diverse product portfolio and provide transparency related to manufacturing costs and competitive pricing. We market our direct sourcing activities primarily under the PremierPro® brand.

Given the global footprint of our contract manufacturing suppliers, our corporate social responsibility practices at S2S are paramount. S2S has adopted strong anti-bribery and anti-corruption standards and seeks to identify and mitigate the occurrence of forced labor and human trafficking in our supply chain through education. In CY2023, 100% of S2S employees and other personnel who work with S2S completed this education.

Vendor Risk Management and Audit

Premier is committed to providing safe products and services that meet compliance and reporting needs. We have integrated a centralized risk management and compliance cloud-based platform into our vendor management system to ensure vendor compliance with all applicable laws and regulations. Suppliers are required to undergo an initial on-site audit conducted by a third-party auditing firm during the onboarding process. The audit covers labor, wage, health and safety, trafficking, and other social compliance metrics. As a part of the independent verification process, third-party auditors examine our end-to-end security practices, including data centers, infrastructure and operations, at a regular cadence. An unannounced follow-up visit is made to ascertain progress. Results and corrective actions are then shared annually with Premier's Board and its Audit and Compliance Committee. Every contracted supplier in our direct sourcing business is also required to participate in the S2S Social Compliance Program to ensure they conduct themselves in an ethical and socially responsible manner.

Premier's security, third-party audits and certifications, documentation, and legal and regulatory commitments help support customer compliance teams to regularly undergo independent verification of our security, privacy, compliance controls, certifications, compliance attestations or audit reports.

Quality Assurance and Traceability

The Quality Assurance program for our S2S direct sourcing option incorporates industry best practices to deliver high-quality products, traceability and tangible savings. S2S's internal Quality Assurance team, along with the Quality Inspection team from our overseas exclusive sourcing agent, conducts both supplier and product validation throughout the manufacturing process. Members conduct product validation and a preproduction evaluation via our S2S Clinical Committee. Member feedback also drives product improvements throughout the contract cycle.

Supplier validation includes third-party auditing covering manufacturing specifications and facility capabilities (e.g., ISO 9001, ISO 13485, Good Manufacturing

40

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

Practices, etc.). Products are inspected during production through random sampling prior to shipment and via inbound and random distribution center inspections to monitor product quality and consistency over time. S2S employees regularly participate in internal product portfolio training related to product quality and product safety.

Traceability capabilities are facilitated throughout the supply chain fulfillment process by utilizing identifiers on packaging (both inner and outer), such as printed lot numbers, date of manufacture and unique device identifiers. S2S also offers members safety data sheets, customer training and counseling for product offerings.

Supply Chain Resiliency and Disaster Response

We have a program in place designed to promote geographically diverse manufacturing and ensure a robust and resilient supply chain for essential medical products. Its aim is to help members invest in businesses that can supply products experiencing shortages, co-fund the development of affordable products that address specific market needs and create strategic sourcing contracts to ensure continuous supply.

We take a holistic approach to optimize delivery efficiencies between our members and suppliers. We rely on third-party transportation providers to transport our directly sourced goods via various modes of transportation, including air, ocean and road. While most of these direct-sourced items are produced by suppliers in Southeast Asia, we have created a more resilient healthcare supply chain by partnering with healthcare providers and suppliers to increase domestic and near-shore production of personal protective equipment and other critical supplies.

Our dedicated Disaster Response Community team is focused on ensuring business continuity for our members during a hurricane, fire, tornado or other emergency. Our team constantly monitors all areas of the U.S. for earthquakes, wildfires, hurricanes and other disruptive events that could potentially affect our members, suppliers or employees.



41

05 ENVIRONMENTAL STEWARDSHIP A healthy planet means healthy people. We strive to reduce our environmental impact and help our members integrate environmentally friendly practices into their own operations. > Addressing Climate Change > Facilities Management

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

In pursuing our mission to improve the health of our nation's communities, we are committed to environmental stewardship. We integrate eco-friendly practices into our operations and provide our members with resources to consider environmental factors in their purchasing decisions. Premier's Environmental Policy, endorsed by our Board and senior management, guides these initiatives.

Addressing Climate Change

We are cognizant of our duty to reduce the environmental impact of our operations in a fiscally responsible manner and are taking steps to shore up our resilience and adaptability. We are utilizing a phased approach to understand our greenhouse gas (GHG) emissions as an organization, establish effective governance and oversight structures, and identify the next steps to take to do our part in the transition to a low-carbon economy.

Our annual Scope 1 and Scope 2 GHG assessment in FY2023 again covered our offices and data centers. This assessment was completed in accordance with the GHG Protocol Corporate Accounting and Reporting Standard and Scope 2 Standard. For this assessment, we continued to focus on improving and standardizing our data collection processes to increase the amount of primary data utilized in our calculations to boost the accuracy of the assessment. Through these efforts, we once again increased the percentage of GHG calculations that leveraged primary data.

Consistent with previous assessments, in FY2023, electricity used at our offices was our largest GHG emissions source, accounting for roughly 86% of our market-based[8] Scope 1 and Scope 2 emissions. The bulk of this electricity use can be attributed to our co-located data center in Charlotte and our headquarters.

A full breakdown of our Scope 1 & 2 GHG emissions can be found here.

From FY2022 to FY2023, our absolute Scope 1 and 2 emissions remained relatively stable, primarily driven by two factors:

1. Although our real estate footprint decreased, electricity use for our Charlotte headquarters increased due to increased office activity coming out of the pandemic.
2. Improved data and methods used to calculate Scope 2 emissions from our Culpeper, Virginia, data center resulted in an increase in reported location-based emissions associated with this facility.

Looking ahead, we recognize that we face certain limitations in reducing our Scope 1 and Scope 2 emissions, as all our offices, including our headquarters, are leased. In addition, beginning in September 2024, we will transitioned to a hybrid work model, with employees who live within 35 miles of our Charlotte headquarters expected to be in the office three days per week. Since most of our employees transitioned to primarily remote work after the outbreak of the COVID-19 pandemic, this change is expected to result in a relative increase in electricity use at that facility. Nevertheless, we plan to utilize our GHG assessment as a starting point to explore future emissions reduction initiatives. This includes seeking environmental considerations and requirements in new lease agreements, exploring additional opportunities for efficiency upgrades in existing facilities (see Facilities Management section), and utilizing energy attribute certificates (EACs). Premier's primary production data center in Culpeper, Virginia, utilizes EACs from U.S. wind virtual power purchase agreements and Green-e® wind renewable energy certificates, making associated market-based emissions zero.

Premier is committed to taking measured steps to reduce our GHG footprint as part of our approach to managing key sustainability risks and opportunities. Our progress is discussed quarterly with our ESG Steering Committee to determine where and when to move the program forward. In FY2024, we began a process to identify the Scope 3 GHG emissions categories most relevant to our business to understand our full GHG footprint.

For more information on our approach to managing our emissions and key climate-related risks and opportunities, please see the TCFD Index.

Premier's FY2021-2023 GHG Emissions ($MTCO_2e$)


2500
2000
1500
1000
500
0
2021
2022
2023
2021
2022
2023
Location Based
Market Based
Scope 1
Scope 2

43

00
Introduction
01
Improving
Community Health
02
Ethics And
Compliance
03
Our People
And Culture
04
Responsible
Supply Chain
05
Environmental
Stewardship
06
Appendix

Facilities Management

As part of our ongoing commitment to understand and manage our environmental impact, we seek to optimize our energy, water and waste use across our operations. This starts at our Charlotte headquarters building, which is managed by Northwood Office and is LEED®-CS Gold certified, with LEED Commercial Interiors principles applied within the interior build-out design.

The facilities service company for our headquarters was awarded the Cleaning Industry Management Standard Green Building Certification with Honors from ISSA, the world's leading trade association for the cleaning, hygiene and facility management industry. The award is given to those companies that demonstrate a commitment to the delivery of environmentally preferable services designed to meet customer needs and expectations.

Energy Use Reduction

While most of our staff continued to be remote based in FY2024, we have taken several steps to promote energy conservation at all our facilities. Premier has occupancy sensors in most of our office locations, allowing us to reduce power consumption if there is no occupancy on the floors or in the buildings. We actively monitor our energy needs and have taken steps like reducing the number of office printers when feasible. In addition, this year we worked with our landlord at our headquarters to set thermostat differential settings to manage room temperature depending on occupancy, which reduces the run time on HVAC equipment. We also continue to have an ongoing initiative to replace all interior lighting with LED bulbs when possible and provide LED fixtures for any fixture replacements. Finally, we continue to keep our preventive maintenance contracts intact on most of our key equipment (including chillers for a condensed water loop, power supply backups, etc.) to help prolong the life of the equipment, maintain efficiency, decrease down time and limit costly emergency repairs.

When applicable, in conjunction with our property management teams, Premier participates in electricity curtailment events. During these events, Premier turns off any devices that are not in use and minimizes lighting to only what is necessary for safety and productivity. We seek to incorporate LED lighting requirements in all new leases that cover future build-out or space renovations and install motion-sensor lighting with auto-shutoff features when possible. We also work with our landlords to provide special parking for fuel-efficient cars, electric vehicles and carpools. In addition, when scheduling external meetings and conferences, we strive to pursue contracts with facilities that integrate green offerings into their building operations and customer service, such as recycling and water and energy conservation.

Waste Management

We are conscious of the waste produced at our facilities and look for opportunities to reduce waste when possible. We also work with our landlords and suppliers to implement eco-friendly best practices as part of advancing our environmental management strategy, such as:

- Requesting cleaning vendor partners to support more environmentally friendly practices, such as using eco-friendly products, HEPA-filter vacuums, recycling implements, and energy- and water-efficient cleaning equipment.
- Repurposing office furnishings and supplies for local charitable organizations, schools, churches, community organizations and our employees (by auction).
- Encouraging employees at our headquarters to check on-site office supplies before ordering.
- Reducing paper use and storage fees by encouraging all offices to utilize electronic storage for documents and recycling old hard copies when feasible.

We also look for opportunities to recycle electronic waste whenever possible. Premier is a member of e-Stewards Enterprise, which recognizes electronics recyclers that meet certified standards for responsible recycling practices. We also offer a computer drawing twice a year to our employees for the opportunity to purchase refurbished, previously used Premier computers, with a portion of the proceeds being donated to a nonprofit organization.

Spotlight

Factilities Management

Building Our Knowledge of Sustainable Facilities Management

Last year, Director of Facilities, **Tammy Dorcas**, was pursuing her International Facility Management Association (IFMA) Sustainability Facility Professional (SFP) certification and received an IFMA scholarship that paid for her course. We are happy to report that Tammy successfully passed and is now a certified SFP.



44

06 APPENDIX

00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

Sustainability Data Table

For reference, the following table highlights key sustainability metrics and resources related to our operations.

	FY2024	FY2023	FY2022
ETHICS AND COMPLIANCE[11]			
Board ESG Oversight	*Nominating and Governance Committee Charter*		
Board Composition	*As of 10/21/2024*	*As of 10/18/2023*	*As of 10/19/2022*
Total Directors	9	9	10
Average Age (Years)	66	65	63
Average Tenure (Years)	8	7	5
Independent Directors (#)	8	8	9
Independent Directors (%)	89.0%	89.0%	90.0%
Women (#)	3	3	3
Women (%)	33.0%	33.0%	30.0%
Underrepresented Minorities (#)	1	1	1
Underrepresented Minorities (%)	11.0%	11.0%	10.0%
Ethics and Compliance Policies	*2023 Annual Compliance Report* *Code of Conduct* *Conflict of Interest Policy*	*Anti-Bribery Policy* *Human Trafficking Policy* *Whistleblower Policy* *WorkSmart Integrity Hotline*	
Whistleblower Reports Made to Premier	0	0	0
Types of Whistleblower Reports	***Not Applicable***	***Not Applicable***	***Not Applicable***
Government Relations			
Political Contributions through Employee PAC	Total Employee Contributions: $90,556 Total Political Contributions: $57,500	Total Employee Contributions: $100,097 Total Political Contributions of $46,500	Total Employee Contributions: $109,114 Total Political Contributions: $152,500
Total Lobbying Expenditures	$875,000	$1,000,000	$1,070,000

	FY2024	FY2023	FY2022
OUR PEOPLE AND CULTURE			
Total Head Count (#)	~2,900	~2,800	~2,600
Total Employee Turnover Rate (%)	10.0%	16.0%	18.0%
Voluntary Employee Turnover Rate (%)	8.0%	11.0%	14.0%
Involuntary Employee Turnover Rate (%)	2.0%	5.0%	4.0%
Employee Diversity			
Total Employee Diversity (%)			
Women	54.1%	56.0%	54.6%
Asian	11.2%	11.0%	10.9%
Black or African American	11.0%	10.8%	10.0%
Hispanic or Latino	4.3%	4.2%	3.6%
White	70.0%	70.8%	72.3%
Other[12]	3.5%	3.2%	2.7%
Diversity by Role (%)			
Manager Level and Above			
Women	50.9%	51.0%	51.7%
Asian	9.2%	7.6%	7.6%
Black or African American	6.0%	6.0%	6.2%
Hispanic or Latino	4.0%	3.7%	3.2%
White	77.9%	81%	80.7%
Other	2.9%	1.7%	2.1%
Employees Eligible for 401(k) (%)	99.0%	99.0%	99.0%
Employer 401(k) Match (%)	100% of first 3% and 50% of next 2%	100% of first 3% and 50% of next 2%	100% of first 3% and 50% of next 2%
Employee Resource Groups (#)	7	8	9

46

00
Introduction
01
Improving Community Health
02
Ethics And Compliance
03
Our People And Culture
04
Responsible Supply Chain
05
Environmental Stewardship
06
Appendix

Sustainability Data Table

For reference, the following table highlights key sustainability metrics and resources related to our operations.

	FY2024	FY2023	FY2022
IMPROVING COMMUNITY HEALTH			
Total Employee Volunteer Hours	1,202	1,073	329
Total Charitable Giving[13]	$187,816	$192,952	$208,894
RESPONSIBLE SUPPLY CHAIN			
Supplier Policies	*Group Purchasing Code of Conduct* *Member Conflict of Interest Policy* *Supplier Standards*		
Contract Portfolio Composed of Diverse Suppliers[14] **(%)**	11%	12%	11%
ENVIRONMENTAL STEWARDSHIP			
Environmental Policy[15]			

GHG EMISSIONS ($MTCO_2e$)	FY2023	FY2022	FY2021
Scope 1 Emissions	208	331	438
Location-based Scope 2 Emissions	1,765	1,576	2,013
Market-based Scope 2 Emissions	980	1,166	1,596
Total Scope 1 and Location-based Scope 2 Emissions	1,973	1,907	2,450
Total Scope 1 and Market-based Scope 2 Emissions	1,188	1,497	2,033
Total Scope 1 and 2 Location-based GHG Intensity by Floor Area ($MTCO_2e$/1,000 square feet)	5.98	5.59	6.50
Total Scope 1 and 2 Market-based GHG Intensity by Floor Area ($MTCO_2e$/1,000 square feet)	3.60	4.38	5.39
Total Scope 1 and 2 Location-based GHG Intensity by Revenue ($MTCO_2e$/$1 million)	1.48	1.33	1.42
Total Scope 1 and 2 Market-based GHG Intensity by Revenue ($MTCO_2e$/$1 million)	0.89	1.04	1.18

47

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

SASB Index

The tables below incorporate accounting standards from the SASB related to Health Care Distributors as well as relevant topics from Medical Equipment and Supplies and Software and IT Services. It includes references to sections within this report where specific topics are discussed in further detail.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: HEALTHCARE DISTRIBUTORS			
SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
Fleet Fuel Management	Payload fuel economy.	HC-DI-110a.1	We rely on third-party transportation providers who use fuel and energy on our behalf to transport our directly sourced goods via various modes of transportation and therefore do not have operational control of the fuel consumption needed to calculate this metric.
	Description of efforts to reduce the environmental impact of logistics.	HC-DI-110a.2	We exercise a process of continual feedback and refinement to optimize practices that minimize the time, cost and environmental impact of our order fulfillment operations.
Product Safety	Total amount of monetary losses as a result of legal proceedings associated with product safety.	HC-DI-250a.1	In FY2024, Premier incurred no monetary losses that resulted from legal proceedings associated with product safety.
	Description of efforts to minimize health and safety risks of products sold associated with toxicity/chemical safety, high abuse potential or delivery.	HC-DI-250a.2	See the ***Product Quality and Safety*** section of this report.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: HEALTHCARE DISTRIBUTORS			
SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
Counterfeit Drugs	Description of methods and technologies used to maintain traceability of products throughout the distribution chain and prevent counterfeiting.	HC-DI-260a.1	See the ***Drug Shortages and Traceability*** section of this report.
	Discussion of due diligence process to qualify suppliers of drug products and medical equipment and devices.	HC-DI-260a.2	See the ***Product Quality and Safety*** section of this report.
	Discussion of process for alerting customers and business partners of potential or known risks associated with counterfeit products.	HC-DI-260a.3	See the ***Drug Shortages and Traceability*** section of this report.

48

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

SASB Index

The tables below incorporate accounting standards from the SASB related to Health Care Distributors as well as relevant topics from Medical Equipment and Supplies and Software and IT Services. It includes references to sections within this report where specific topics are discussed in further detail.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: HEALTHCARE DISTRIBUTORS

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
Product Lifecycle Management	Discussion of strategies to reduce the environmental impact of packaging throughout its lifecycle.	HC-DI-410a.1	See the ***Environmental Sustainability in Procurement*** section of this report.
	Amount (by weight) of products accepted for take-back and reused, recycled or donated.	HC-DI-410a.2	This data is not collected at this time. See the ***Environmental Sustainability in Procurement*** section of this report for more information on how we incorporate environmental considerations into our services.
Business Ethics	Description of efforts to minimize conflicts of interest and unethical business practices.	HC-DI-510a.1	See the ***Ethics and Compliance*** section of this report.
	Total amount of monetary losses as a result of legal proceedings associated with bribery, corruption or other unethical business practices.	HC-DI-510a.2	In FY2024, Premier did not incur any losses as a result of legal proceedings associated with bribery, corruption or other unethical business practices.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: MEDICAL EQUIPMENT AND SUPPLIES

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
Product Design and Lifecycle Management	Discussion of process to assess and manage environmental and human health considerations associated with chemicals in products and meet demand for sustainable products.	HC-MS-410a.1	See the ***Environmental Sustainability in Procurement*** section of this report.
Supply Chain Management	Percentage of (1) entity's facilities and (2) Tier I suppliers' facilities participating in third-party audit programs for manufacturing and product quality.	HC-MS-430a.1	See the ***Supply Chain Services*** section of this report.
	Description of efforts to maintain traceability within the distribution chain.	HC-MS-430a.2	See the ***Drug Shortages and Traceability*** and ***Direct Sourcing*** sections of this report.
	Description of the management of risks associated with the use of critical materials.	HC-MS-430a.3	See the ***Direct Sourcing*** section of this report.

49

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

SASB Index

The tables below incorporate accounting standards from the SASB related to Health Care Distributors as well as relevant topics from Medical Equipment and Supplies and Software and IT Services. It includes references to sections within this report where specific topics are discussed in further detail.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: SOFTWARE AND IT SERVICES

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
Environmental Footprint of Hardware Infrastructure	(1) Total energy consumed, (2) percentage grid electricity, and (3) percentage renewable.	TC-SI-130a.1	For FY2023: (1) Electricity consumption: 6,150.73 MWh; (2) % grid electricity: 100%, (3) renewable electricity: 46.6%
	(1) Total water withdrawn, (2) total water consumed, percentage of each in regions with high or extremely high baseline water stress.	TC-SI-130a.2	This data is not tracked at this time.
	Discussion of the integration of environmental considerations into strategic planning for data center needs.	TC-SI-130a.3	See the ***Facilities Management*** section of this report.
Data Privacy and Freedom of Expression	Description of policies and practices relating to behavioral advertising and user privacy.	TC-SI-220a.1	Premier aligns digital activities with the laws of the nations in which we operate. Premier's Privacy Statement is reviewed and updated with reference to standardized processes and tools to help us comply with applicable laws. In addition, Premier maintains a number of internal privacy-related policies to ensure that we have a comprehensive approach to privacy management.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: SOFTWARE AND IT SERVICES

SASB TOPIC	ACCOUNTING METRIC	SASB CODE	RESPONSE
Data Privacy and Freedom of Expression	Number of users whose information is used for secondary purposes.	TC-SI-220a.2	The use of user information is described in our ***Privacy Notice***.
	Total amount of monetary losses as a result of legal proceedings associated with user privacy.	TC-SI-220a.3	In FY2024, Premier did not incur any losses, fines or penalties resulting from legal proceedings related to user privacy.
	(1) Number of law enforcement requests for user information, (2) number of users whose information was requested, and (3) percentage resulting in disclosure.	TC-SI-220a.4	In FY2024, Premier's Chief Privacy Officer did not receive any requests from government or law enforcement related to user information. Consequently, there were no users whose information was requested and no resulting disclosures. This response excludes requests, if any, that Premier is prohibited from disclosing by law.
	List of countries where core products or services are subject to government-required monitoring, blocking, content filtering or censoring.	TC-SI-220a.5	Premier's products and services are subject to customer oversight and contract terms but are not otherwise subject to government-required monitoring (other than applicable regulatory requirements), blocking, content filtering or censoring.

50

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

SASB Index

The tables below incorporate accounting standards from the SASB related to Health Care Distributors as well as relevant topics from Medical Equipment and Supplies and Software and IT Services. It includes references to sections within this report where specific topics are discussed in further detail.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: SOFTWARE AND IT SERVICES			
SASB TOPIC	**ACCOUNTING METRIC**	**SASB CODE**	**RESPONSE**
Data Security	(1) Number of data breaches, (2) percentage involving personally identifiable information (PII), (3) number of users affected.	TC-SI-230a.1	See the ***Cybersecurity Risk Management and Data Privacy*** section of this report.
	Description of approach to identifying and addressing data security risks, including use of third-party cybersecurity standards.	TC-SI-230a.2	Premier maintains a formal Information Security Risk Management Program to continually identify, assess, mitigate, report and monitor security risks across the enterprise. Premier's Information Security Risk Management and Compliance team reviews and evaluates the risks identified in the program at least annually. For more information see the ***Cybersecurity Risk Management and Data Privacy*** section of this report.
Recruiting and Managing a Global, Diverse and Skilled Workforce	Percentage of employees that are (1) foreign nationals and (2) located offshore.	TC-SI-330a.1	For FY2024: 2.1%
	Employee engagement as a percentage.	TC-SI-330a.2	Employee engagement score vs. global benchmark as of spring 2024: 77 (benchmark: 74). For more information, see the ***Engagement and Retention*** section of this report.

SUSTAINABILITY DISCLOSURE TOPICS AND ACCOUNTING METRICS: SOFTWARE AND IT SERVICES			
SASB TOPIC	**ACCOUNTING METRIC**	**SASB CODE**	**RESPONSE**
Recruiting and Managing a Global, Diverse and Skilled Workforce	Percentage of gender and racial/ethnic group representation for (1) management, (2) technical staff and (3) all other employees.	TC-SI-330a.3	See ***Sustainability Data Table*** above.
Intellectual Property Protection and Competitive Behavior	Total amount of monetary losses as a result of legal proceedings associated with anti-competitive behavior regulations.	TC-SI-520a.1	In FY2024, Premier did not experience a monetary loss as a result of legal proceedings associated with anticompetitive behavior regulations.
MANAGING SYSTEMIC RISKS FROM TECHNOLOGY DISRUPTIONS	Number of (1) performance issues, (2) service disruptions, (3) total customer downtime.	TC-SI-550A.1	In FY2024, Premier did not experience a performance or downtime issue that had a material impact on the business that required regulatory reporting to authorities or incurred financial penalties.
	Description of business continuity risks related to disruptions of operations	TC-SI-550A.2	Risks and potential risks are identified, and incidents (man-made disasters, extreme weather, epidemics/pandemics, natural disasters) are tracked that could result in either short- or long-term disruptions. Continuity measures are implemented and monitored as appropriate across business and information technology operations to mitigate identified potential materially adverse impacts. For more information, see the ***Enterprise Risk Management and Business Continuity*** section of this report.

51

TCFD Index TCFD DISCLOSURE TCFD PILLAR PREMIER’S ALIGNMENT RECOMMENDATION 00 Introduction Our Board of Directors works closely with our executive leadership team to oversee our sustainability initiatives and business 01 practices, which include climate risks and opportunities as appropriate. Our Board retains ultimate oversight of enterprise risk Improving Community Health management (ERM) and remains informed through regular reporting and updates, including a standing ERM presentation at each quarterly Board meeting. Furthermore, the Nominating and Governance Committee (NGC) has primary responsibility for ESG oversight and reports to the full Board regarding ESG matters, such as: 02 Ethics And a) Describe the board’s • Evaluating our approach to climate change. Compliance oversight of climate- • Reviewing performance related to ESG matters (i.e., progress toward the achievement of climate goals). related risks and • Overseeing corporate communication plans and any reports in connection with climate initiatives. 03 opportunities. • Monitoring trends, stockholder concerns and emerging issues related to climate that affect Premier and its industry; Our People consulting with management; and making recommendations to the Board regarding overall ESG matters. And Culture In carrying out its responsibilities for climate oversight, the NGC coordinates with the Board and its standing committees on 04 climate-related subjects, including risk management as needed, to ensure adequate oversight and awareness. Responsible Supply Chain Governance 05 Environmental Premier’s ESG Steering Committee also plays a key role in governing our overall sustainability strategy and priorities, including Stewardship climate impacts. The ESG Steering Committee is directed by and composed of cross-functional senior leaders who meet quarterly to develop and drive Premier’s sustainability objectives. The group provides updates to the NGC on our ESG program 06 and climate matters, emerging trends, and stakeholder engagement. Appendix b) Describe management’s role in In addition, Premier’s General Counsel is the executive-level lead for our initial initiatives to manage and, going forward, attempt assessing and managing to reduce our emissions and to ensure we meet the stated requirements as defined in the Health Sector Climate Pledge (which climate-related risks and Premier signed in FY2023). opportunities. If an issue being reviewed by any business unit is identified as a material, climate-related issue, it may be brought to management for consideration and review of risk impact. 52

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

TCFD Index

TCFD PILLAR	TCFD DISCLOSURE RECOMMENDATION	PREMIER'S ALIGNMENT
Strategy	a) Describe the climate-related risks and opportunities the company has identified over the short, medium and long terms.	Premier recognizes that human health is inextricably linked to the planet's health. Climate change has increased and will continue to increase the incidence and complexity of many health issues like asthma, especially in vulnerable and disadvantaged populations. Climate change is also expected to trigger physical and economic impacts, including infrastructure and supply chain disruptions. In FY2024, climate change was not identified as a stand-alone risk through our ERM process. However, we recognize that several risks that emerged through this process have potential to be intensified by both physical and transitional climate change-related drivers. These include risks related to macroeconomic conditions, governmental affairs and regulatory compliance, business continuity and organizational resiliency, and third-party and vendor relationships. These risks are outlined in more detail in our latest ***Annual Report***. Premier understands our role as a player in the healthcare industry and expects to continue adapting to changing public health needs as health conditions emerge and intensify due to climate change. We anticipate opportunities emerging as we respond to these changing health needs and as we work toward mitigating our impact on climate change.
	b) Describe the impact of climate-related risks and opportunities on the company's businesses, strategy and financial planning.	Premier is committed to taking measured steps to address the impact of climate-related risks and opportunities as part of our overall investment in the key ESG topics most relevant to our business. Premier's business continuity and disaster recovery efforts help us to mitigate the potential impacts of acute, physical climate events on our business. For more information, please see ***Business Continuity and Disaster Recovery***. In FY2022, we began to calculate our Scope 1 and 2 GHG emissions to better understand our climate impact. In FY2023, we designated our General Counsel as our executive-level lead for our emissions reduction initiatives. In FY2024, we began assessing the relevance and materiality of Scope 3 emissions and commenced climate resilience planning efforts. These efforts will help inform Premier's strategic decisions around our supply chain and business operations. Our continued evolution in this space is discussed quarterly with our ESG Steering Committee to determine how we will apply resources to advance our climate initiatives.
	c) Describe the resilience of the company's strategy, taking into consideration different climate-related scenarios, including a 2°C or lower scenario.	In FY2024, Premier began the process of developing a climate resilience plan in alignment with our commitment to the U.S. Department of Health and Human Services (HHS) Health Sector Climate Pledge. This plan leverages the U.S. Office of Climate Change and Health Equity's framework for climate resilience plans to evaluate climate risk, assess vulnerabilities and bolster stakeholder engagement.

53

TCFD Index TCFD DISCLOSURE TCFD PILLAR PREMIER’S ALIGNMENT RECOMMENDATION 00 Introduction Premier has established a robust risk management framework (see Enterprise Risk Management and Business 01 Continuity) and continues to build capacity to complement our sustainability-conscious ERM program, enabling: Improving • A thorough organizational knowledge of sustainability, promoting the capture of emerging sustainability risks. Community Health • Assessments revealing sustainability opportunities as well as risks. • Measurement (qualification and quantification) of sustainability risks. a) Describe the company’s processes 02 • Common language and standards across enterprise functions, increasing collaboration, coverage, rigor, Ethics And for identifying and assessing consistency in management and reporting. Compliance climate-related risks. If climate-related risks arise, these risks are evaluated to determine associated impacts on each business unit and 03 are considered as part of our quarterly ERM process. Results are presented to a collective group of individuals and Our People executive team members for confirmation and then presented to the Board each quarter. And Culture 04 Responsible Supply Chain To manage physical climate risks, our Business Continuity and Disaster Recovery Plan is designed to minimize disruption to our service delivery in the event of a physical climate event or natural disaster. Key business 05 continuity and infrastructure recovery capabilities are validated through third-party audits and through Environmental Risk companywide tabletop exercises at least annually. Stewardship Management In addition, our Disaster Response Community team is focused on ensuring business continuity for our members 06 b) Describe the company’s processes during a hurricane, fire, tornado or other emergency. We monitor all areas of the U.S. for natural disasters and other Appendix for managing climate-related risks. disruptive events that could affect our members, suppliers or employees. We are frequently in contact with local, state and national government organizations, such as the Federal Emergency Management Agency, the National Hurricane Center and the appropriate state emergency management agency, during disasters. To mitigate possible regulatory transition risks, Premier actively monitors the Securities and Exchange Commission and other institutions for potential and upcoming regulations and how they will impact our various businesses. Impacts of upcoming financial regulations are presented to the Audit and Compliance Committee, as needed. c) Describe how processes for identifying, assessing and managing Although climate change was not identified as a material risk in FY2024, climate-related risk identification, climate-related risks are integrated assessment and management is encompassed within our overall risk management process. into the company’s overall risk management. 54

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

TCFD Index

TCFD PILLAR	TCFD DISCLOSURE RECOMMENDATION	PREMIER'S ALIGNMENT
Metrics and Targets	a) Disclose the metrics used by the company to assess climate-related risks and opportunities in line with its strategy and risk management process.	Premier measures our Scope 1 and 2 GHG emissions annually and quantifies the intensity of our emissions to better understand our climate impact. Please see ***GHG Emissions (MTCO$_2$e) Table*** for our GHG emissions-intensity figures. As we continue to advance our climate initiatives, we will evaluate other key performance indicators that could enable us to better track and assess climate risks and opportunities.
	b) Disclose Scope 1, Scope 2, and, if appropriate, Scope 3 greenhouse gas (GHG) emissions, and the related risks.	Premier annually evaluates its Scope 1 and 2 GHG emissions. In FY2024, Premier also began assessing the relevance and materiality of Scope 3 emission categories. Please see the ***GHG Emissions (MTCO$_2$e) Table*** for more information about our GHG emissions.
	c) Describe the targets used by the company to manage climate-related risks, and opportunities and performance against targets.	In FY2023, Premier joined the HHS Health Sector Climate Pledge, demonstrating our commitment to lowering GHG emissions and building more climate-resilient infrastructure. As a part of this voluntary pledge, we committed to the following: 1. At minimum, reduce organizational emissions by 50% by 2030 (from a baseline no earlier than 2008) and achieve net zero by 2050, publicly accounting for progress on this goal every year. 2. Designate an executive-level lead for our work on reducing emissions by 2023 and conduct an inventory of Scope 3 (supply chain) emissions by the end of 2024. 3. Develop and release a climate resilience plan for continuous operations by the end of 2023, anticipating the needs of groups in our communities that experience a disproportionate risk of climate-related harm. As noted above, since committing to this pledge, we have designated our General Counsel as our executive-level lead and improved data management practices for our annual Scope 1 and 2 GHG assessment. In FY2024, Premier also began assessing the relevance and materiality of Scope 3 emission categories. While we did not meet the target of creating a climate resilience plan by the end of 2023, we began the process of developing a plan in FY2024 that leverages the U.S. Office of Climate Change and Health Equity's framework for climate resilience plans, which was completed in early FY2025.

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00 Introduction
01 Improving Community Health
02 Ethics And Compliance
03 Our People And Culture
04 Responsible Supply Chain
05 Environmental Stewardship
06 Appendix

SDG Index

The UN Sustainable Development Goals (SDGs) are a collaborative, global effort to achieve a better and more sustainable future for all. Represented by 17 global goals and 169 targets, the SDGs address challenges of poverty, inequality, climate change, environmental degradation, and peace and justice. Below we have identified the SDGs on which we believe we can have the greatest influence and impact through our business strategy, products and services.

GOAL	TARGET	PREMIER'S IMPACT	REPORT SECTION
3 GOOD HEALTH AND WELL-BEING	3.8 - Achieve Universal Healthcare Coverage	Premier is driven by our mission to improve the health of communities. We are uniquely positioned to enable better care and outcomes at a lower cost, and we support our alignment with SDG 3 through our data and analytics capabilities, collaboratives, and advocacy efforts. [Target 3.8] We help healthcare providers and policymakers better understand underserved populations, the severity of health-related problems and the root causes of disparate outcomes, connecting providers to best practices and care bundles for remediation. Some of the initiatives we have in place include: • Premier's PINC AI™ Applied Sciences, which was recognized for advancing health equity and access to care for diverse patient populations across the U.S. • Premier's Health Equity Collaboratives, a network of healthcare organizations that aims to improve the quality of healthcare for historically underserved populations. The Health Equity Collaborative provides data our members need to address the health equity issues pertinent to the communities they serve. • Premier's Government Affairs Network, which has successfully advocated for legislation that helps bridge the care gap and reduce disparities in care for underserved communities and populations.	***Improving Patient Outcomes and Lowering Costs*** ***Advocacy to Improve Community Health*** ***Improving Health Through Community Development***
5 GENDER EQUALITY	5.5 - Ensure Full Participation in Leadership and Decision-making 5.6 - Universal Access to Reproductive Health and Rights	We believe the positive impact of our diversity, equity, inclusion and belonging approach is far-reaching, not only within our company but also for the communities and members we serve. Premier is committed to equal opportunity and pay equity in the workplace and has various programs in place to ensure women thrive in our professional environment. [Target 5.5] Premier's political advocacy efforts include working with Congress and other policymakers to advance data-driven policies aimed at helping solve disparities in access to and quality of maternal-infant care. These advocacy efforts focus on improving access to healthcare for underserved populations. [Target 5.6]	***Diversity, Equity, Inclusion and Belonging*** ***Advocacy to Improve Community Health***
8 DECENT WORK AND ECONOMIC GROWTH	8.8 - Protect Labor Rights and Promote Safe Working Environments 8.5 - Full Employement and Decent Work with Equal Pay	Through our Sourcing Education and Enrichment for Diverse and Small Suppliers program, we aim to increase the number of small, diverse and regional enterprises doing business with members of our healthcare alliance; support diverse and small business enterprises; enable them to grow; and provide coaching, mentoring and business educational tools to help them develop strategic long-term relationships with our members. [Target 8.3] Premier's commitment to a safe and healthy work environment extends to our overseas supply chain operations. Through our work with Bureau Veritas, an international social compliance audit organization, Premier has established criteria for our contracted manufacturing factories in East and Southeast Asia that require them to ensure a safe, healthy work environment; compensation that adheres to local law; and no indentured servitude. [Target 8.8]	***Responsible Supply Chain*** ***Employee Health and Safety***
12 RESPONSIBLE CONSUMPTION AND PRODUCTION	12.6 - Encourage Companies to Adopt Sustainable Practices and Sustainability Reporting 12.7 - Promote Sustainable Public Procurement Practices	This report constitutes Premier's fourth year of ESG reporting. We have also established ESG structures, including an ESG Steering Committee that meets quarterly, to ensure progress toward our sustainability goals. [Target 12.6] Premier maintains Supplier Standards and a Group Purchasing Code of Conduct governing our relationships with vendors in our supply chain. These policies are designed to ensure integrity in our supply chain. [Target 12.7]	***Our Approach to Sustainability*** ***Responsible Supply Chain***

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SDG Index The UN Sustainable Development Goals (SDGs) are a collaborative, global effort to achieve a better and more sustainable future for all. Represented by 17 global goals and 169 targets, the SDGs address challenges of poverty, inequality, climate change, environmental degradation, and peace and justice. Below we have identified the SDGs on which we believe we can have the greatest influence and impact through our business strategy, products and services. 00 Introduction REPORT 01 GOAL TARGET PREMIER’S IMPACT Improving SECTION Community Health 02 13.1 - We calculate our Scope 1 and Scope 2 emissions Ethics And Compliance Strengthen annually and evaluate ways to potentially reduce our Resilience and associated footprint. When possible, we have taken Adaptive steps to reduce or stabilize our GHG footprint, such 03 Capacity to as promoting energy conservation at our offices and Our People Environmental And Culture Climate facilities. [Target 13.1] Stewardship Related Disasters Enabled by our data-driven approach, forward- 04 Environmental Responsible thinking supply chain teams are driving continued Sustainability in Supply Chain 13.3 - Build green innovations in healthcare that cut costs over Procurement Knowledge the long term, reduce environmental impact and 05 and Capacity minimize negative consequences on public health. Environmental to Meet Our Environmentally Preferred Purchasing Advisory Stewardship Climate Council helps our GPO members identify sustainable Change products, packaging and services. [Target 13.3] 06 Appendix 57

00
Introduction

01
Improving
Community Health

02
Ethics And
Compliance

03
Our People
And Culture

04
Responsible
Supply Chain

05
Environmental
Stewardship

06
Appendix

ESG Materiality Assessment Definitions

The following table lists the definitions of each of the 24 key ESG factors that surfaced through our ESG Materiality Assessment completed during FY2022.
Please see ***Our Approach to Sustainability*** for more information regarding this assessment and how Premier is incorporating it into its approach to sustainability.

BUSINESS MODEL AND INNOVATION	
Business Model Resilience and Systemic Risk Management	Preparing for and managing potential crises and risks that may impact the business.
ESG Impacts of Products and Services	Researching, developing and offering products that integrate environmental, social and governance considerations and take advantage of consumer trends and interests in sustainability.
Impacts of Climate Change	Understanding and minimizing the risks associated with climate change and their impacts on the company.
Management of the Legal and Regulatory Environment	Ensuring compliance with applicable laws and regulations and upholding ethics and values when engaging in activities that may influence public policy.
Supply Chain Management and Human Rights	Understanding and ensuring that the entire value chain, including suppliers, aligns with the company's business ethics, including social and environmental performance.
GOVERNANCE AND LEADERSHIP	
Board Independence and Diversity	Promoting and accurately sharing the structure of the company's Board to ensure effectiveness and representation of stockholder values.
Business Ethics	Ensuring that the company's values, standards and norms are ethical and managed throughout business operations.
Governance of "ESG"	Ensuring oversight and management of environment, social and governance topics throughout the company's operations.
Intellectual Property and Anti-Competitive Behavior	Implementing anti-competitive practices and behaviors that address the issues associated with monopolies.
Stakeholder Engagement	Actively seeking input from stakeholders to incorporate into business strategies and priorities.

HUMAN CAPITAL	
Diversity, Equity and Inclusion	Providing a work environment that promotes diversity of gender, ethnicity, sexual orientation, physical ability, age, religious or personal beliefs and socioeconomic background.
Employee Engagement, Training and Development	Implementing programs and policies that attract and retain talent.
Labor Practices and E mployee Well-Being	Upholding fair labor practices for all employees.
ENVIRONMENT	
Energy Management	Measuring and minimizing the usage and impacts from the company's data centers and energy consumption.
Environmental Management	Establishing strategies to reduce the environmental impacts and risks throughout the company's operations and facilities.
Greenhouse Gas (GHG) Management	Measuring and minimizing greenhouse gas emissions wherever feasible throughout the company's operations and facilities.
Recycling and Waste Management	Measuring and minimizing the production of waste wherever feasible throughout the lifecycle of the company's products and services.
Water Management	Measuring and minimizing the usage and impacts from water consumption wherever feasible throughout the company's operations and facilities.
WATER MANAGEMENT	
Access and Affordability	Taking measures to ensure the accessibility and inclusiveness of products and services.
Customer Privacy	Protecting and mitigating the risks associated with personally identifiable information (PII) and user data.
Data Security	Establishing an information and cybersecurity system that is secure, resilient and reliable.
Customer Welfare and Product Safety	Promoting and protecting customer well-being by minimizing the health and safety risks of product offerings.
Philanthropy and Volunteerism	Supporting and establishing positive relations with communities.
Product Quality and Supply Chain Integrity	Establishing and sustaining processes to ensure that products meet quality standards in accordance with regulatory requirements.

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Citations and Footnotes 1. This data is considered “protected health races. 00 information” and is in compliance with the Introduction 8. Market-based emissions are those privacy rules set forth within the Health estimated after factoring in power 01 Insurance Portability and Accountability purchase agreements and renewable Improving Act of 1996. Community Health energy certificates. 2. We cannot provide assurances that 02 9. MTCO e means “metric tons of carbon 2 Ethics And we will not experience cybersecurity Compliance dioxide equivalent.” Total emissions incidents in the future or that any future numbers may not sum due to rounding. 03 cybersecurity incidents will not materially Our People 10. Location-based emissions are those And Culture affect us, including our business estimated based on local grid power strategy, results of operations or financial 04 sources. condition. Responsible Supply Chain 11. For additional information on Premier’s 3. Benchmark data is from the GLINT ethics and compliance programs and 05 December 2023 Benchmark Study. Environmental practices, please see the Ethics and Stewardship 4. Premier also has employees who visit Compliance and Governance Documents and work with our healthcare members. 06 sections of our website. Appendix Any employees that perform work on a 12. Includes full-time employees who self- member site are also subject to member identify as Native Hawaiian, Pacific safety protocols. Islander, American Indian, Alaskan Native, 5. Benchmark data is from the GLINT or two or more races. December 2023 Benchmark Study. 13. Includes cash donations, matched 6. Represents percent of total workforce, donations and Volunteer Hours Program. which includes all full-time and part- 14. Includes agreements with minority-, time employees as of June 30, 2024 and women- and veteran-owned companies excludes contractors. and small business enterprises. 7. Includes full-time and part-time 15. Policy approved in October 2022. employees who self-identify as Native Hawaiian, Pacific Islander, American Indian, Alaskan Native, or two or more 59